As filed with the Securities and Exchange Commission on October 25, 2000

                                                     1933 Act File No. 333-40382
                                                     1940 Act File No. 814-221


                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

                        (Check appropriate box or boxes)


|_| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|X| Pre-Effective Amendment No.  1
                               -----
|_| Post-Effective Amendment No.______
    and
|_| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_| Amendment No._______


                       VCVillage.com Opportunity Fund, LLC
      Exact Name of Registrant as Specified in its Certificate of Formation

                         325 W. 38th Street, Suite 1504
                            New York, New York 10018
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (212) 736-2223
               Registrant's Telephone Number, including Area Code

                           Corporation Service Company
                                1013 Centre Road
                              Wilmington, DE 19805
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                              Lawrence P. Stadulis
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

                                   ----------

      If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================================================
                                        Proposed Maximum           Proposed Maximum
Title of Securities    Amount Being     Offering Price             Aggregate                 Amount of
Being Registered       Registered       Per Unit                   Offering Price(1)         Registration Fee
----------------------------------------------------------------------------------------------------------------
Shares, No Par Value   $100,000,000     $__.00                     $100,000,000              $26,400
================================================================================================================

(1)   Estimated solely for the purpose of calculating the registration fee.

      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET

                                     Part A

Items in Part A of Form N-2                                             Location in Prospectus
---------------------------                                             ----------------------

Item 1.  Outside Front Cover ......................................     Cover Page

Item 2.  Cover Pages; Other Offering Information ..................     Cover Page

Item 3.  Fee Table and Synopsis ...................................     Fee Table; Prospectus Summary

Item 4.  Financial Highlights .....................................     Not Applicable


Item 5.  Plan of Distribution .....................................     Cover Page; Prospectus Summary; Plan of Distribution;
                                                                        How to Invest


Item 6.  Selling Shareholders .....................................     Not Applicable

Item 7.  Use of Proceeds ..........................................     Prospectus Summary; Use of Proceeds

Item 8.  General Description of the Registrant ....................     Prospectus Summary; Business of the Fund

Item 9.  Management ...............................................     Prospectus Summary; Management of the Fund

Item 10. Capital Stock, Long-Term Debt, and Other Securities ......     Prospectus Summary; Description of Limited Liability
                                                                        Company Interests

Item 11. Defaults and Arrears on Senior Securities ................     Not Applicable

Item 12. Legal Proceedings ........................................     Legal Matters

Item 13. Table of Contents of the Statement of
             Additional Information ...............................     Not Applicable

                                     Part B

                                                                        Location in Statement of
Items required by Part B of Form N-2                                    Additional Information
------------------------------------                                    ------------------------

Item 14. Cover Page ................................................    Not Applicable

Item 15. Table of Contents .........................................    Not Applicable

Item 16. General Information and History ...........................    Not Applicable


Item 17. Investment Objective and Policies .........................    Prospectus Summary; Business of the Fund; Investment
                                                                        Restrictions


Item 18. Management ................................................    Prospectus Summary; Management of the Fund

Item 19. Control Persons and Principal Holders of Securities .......    Management of the Fund

Item 20. Investment Advisory and Other Services ....................    Management of the Fund

Item 21. Brokerage Allocation and Other Practices ..................    Management of the Fund

Item 22. Tax Status ................................................    Tax Information

Item 23. Financial Statements ......................................    Not Applicable

                           Part C - Other Information

Items 24-33 are answered in Part C of this Registration Statement

                         File Numbers: 33-40382, 814-221


                    SUBJECT TO COMPLETION - October 25, 2000


      THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  $100,000,000

                SHARES OF LIMITED LIABILITY COMPANY INTERESTS IN


                       VCVILLAGE.COM OPPORTUNITY FUND, LLC

VCVillage.com Opportunity Fund, LLC, or the Fund, is offering up to $100,000,000 in limited liability company interests. The Fund, a Delaware limited liability company, is a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Investors will be permitted to participate in voting and other matters regarding Fund governance only to the extent required by law or expressly stated in the Fund's Operating Agreement. The Fund will dissolve on December 31, 2008, subject to the right of the Fund's directors to extend the term for up to two additional two-year periods.

Our investment objective is long-term capital appreciation from investments in emerging growth companies. We will not select our investments based on their ability to generate current income for distribution. VCVillage.com Advisors, Inc., or the Investment Manager, will be responsible for managing our investments. The Investment Manager is a wholly owned subsidiary of VCVillage.com Holdings, Inc.

VCVillage.com Securities, Inc., or the Broker-Dealer, is offering the shares in the Fund on a "best efforts" basis. There is no set termination date for the offering, no minimum amount of shares to be purchased before the Fund will begin operations and no shares will be placed in an escrow or trust account. The offering will remain open so long as shares of the Fund remain available, unless prior to such time the Investment Manager terminates the offering at its own discretion or the Fund dissolves. The Broker-Dealer is a wholly owned subsidiary of VCVillage.com Holdings, Inc. and is a member of the National Association of Securities Dealers, Inc. ("NASD").

You must purchase shares worth a minimum of $100 to participate in this offering. There is no public or secondary market for such shares, and we do not expect any to develop. Resale of your shares will be severely restricted. You may transfer your shares only with the written consent of the Investment Manager and in accordance with the terms of the Operating Agreement. As a result, you will not be able to withdraw your investment before the dissolution of the Fund. However, we may, from time to time, offer to repurchase some of the shares of the Fund. See "Distributions" and "Description of Limited Liability Company Interests - Share Repurchases."

For a variety of reasons, including our lack of prior operating history, the substantial risk associated with the portfolio companies in which we intend to invest, the illiquid nature of a substantial majority of our investments, the risks related to leverage, and the uncertainty associated with valuing our investments, an investment in the Fund involves a high degree of risk. You could lose some or all of your investment. See "Risks of the Fund."

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains concisely the information about the Fund that you ought to know before investing. You should retain this prospectus for future reference. Additional information about the Fund has been filed with the SEC, which is available upon oral or written request and without charge. The SEC maintains a website (http://www.sec.gov) that contains additional information about the Fund.

--------------------------------------------------------------------------------
                                Per Share (1)   Total Minimum   Total Maximum

Public offering price            [    ]            N/A          $100,000,000
Sales load                       $0                $0           $0
Proceeds, before expenses,
 to the Fund (2)                 [    ]            N/A          $100,000,000


(1) This column represents the initial price per share of the Fund. The price per share will vary depending on the net asset value, or NAV, of the Fund's investments, which will be determined weekly. Accordingly, the number of shares that you receive for a $100 investment will depend on the share price the week your investment is accepted.

(2) We will reimburse the Investment Manager and its affiliates for the organizational expenses they incur on our behalf, which we estimate to be approximately $500,000. We will reimburse the Broker-Dealer and its affiliates for their marketing and distribution expenses, which we estimate to be $6,000,000 or 6% of the aggregate offering price, assuming the offering is fully subscribed. We will cap the above reimbursement of the Broker-Dealer at 10% of the proceeds of the offering, in accordance with NASD regulations. Reimbursements for operating costs will be limited annually to 1.25% of our net asset value.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


Fee Table......................................................................4
Prospectus Summary.............................................................5
Plan of Distribution...........................................................9
How to Invest.................................................................10
Use of Proceeds...............................................................11
Business of the Fund..........................................................11
Investment Objective..........................................................12
Portfolio Strategy and Policies...............................................13
Investment Restrictions.......................................................17
Venture Capital Operations....................................................18
Risk Factors..................................................................20
Forward-Looking Statements....................................................29
Distributions.................................................................30
Dividend Reinvestment Plan....................................................30
Portfolio Valuation...........................................................31
Management of the Fund........................................................31
The Fund Directors............................................................33
The Investment Manager........................................................34
Compensation of the Investment Manager, Its Affiliates,
 and the Independent Directors................................................34
Conflicts of Interest.........................................................36
Description of Limited Liability Company Interests............................38
The Operating Agreement.......................................................40
Tax Information...............................................................44
ERISA Considerations..........................................................46
Investment Company Act Regulation.............................................47
Reports, Accounting, and Audit................................................49
Selling Materials.............................................................49
Legal Matters.................................................................50
Accounting Matters............................................................50

THIS PROSPECTUS WILL BE AVAILABLE AT HTTP://WWW.VCVILLAGE.COM/ PROSPECTUS AND IS ALSO AVAILABLE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. THE INFORMATION ON THE WEBSITE OF THE PARENT COMPANY OF THE INVESTMENT MANAGER AND THE BROKER-DEALER, HTTP://WWW.VCVILLAGE.COM, IS NOT A PART OF THIS PROSPECTUS.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE AUTHORIZED SELLING MATERIALS AVAILABLE AT HTTP://WWW.VCVILLAGE.COM. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THIS PROSPECTUS. WE WILL FURNISH YOU WITH ALL REPORTS REQUIRED BY APPLICABLE LAW.



                                    FEE TABLE

Shareholder Transaction Expenses

Sales Load.............................................................None
Reimbursement of Organizational Expenses...............................Actual expenses as incurred (1)
Reimbursement of Distribution Expenses.................................Actual expenses as incurred (1)
Dividend Reinvestment and Cash Purchase Plan Fees......................None

Annual Expenses (as a percentage of NAV, and assuming the offering is fully subscribed)


Management Fees (2)....................................................2.5%
Other Expenses (3).....................................................1.25%
Total Annual Expenses..................................................3.75%

(1) The Fund has agreed to reimburse the Investment Manager for the Fund's Organizational Expenses and the Broker-Dealer for its Distribution Expenses. The estimated dollar amount for the Fund's Organizational and Distribution Expenses is $500,000 and $6 million, respectively. These expenses, as a percentage of the Fund's NAV, may be significantly higher if sales of shares of the Fund are less than projected. For more detailed information, see "Compensation of the Investment Manager, its Affiliates, and the Independent Directors."

(2) The above chart and the example below do not include the quarterly incentive fee payable to the Investment Manager, which is equal to 20% of the Fund's realized capital gains, net of realized and unrealized capital losses. For more detailed information, see "Compensation of the Investment Manager, Its Affiliates and the Independent Directors."

(3) "Other Expenses" includes the reimbursement of the Investment Manager for operating expenses, as well as professional fees and other expenses that the Fund will incur directly. The figure is based on estimated amounts for the current fiscal year. Reimbursements for operating costs will be limited annually to 1.25% of our net asset. "Other Expenses" expressed as a percentage will be higher with lower proceeds of this offering. "Other Expenses" does not include the reimbursements to the Investment Manager and Broker-Dealer described in footnote (1) above.

EXAMPLE OF COSTS AND EXPENSES CALCULATION

                                           1       3        5      10
                                         YEAR    YEARS    YEARS   YEARS

You would pay the
following expenses on a
$1,000 investment, assuming
a five percent annual return.........    $[ ]    $[ ]     $[ ]    $[ ]


      The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.


      The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fund's actual rate of return may be greater or less than the hypothetical 5% return used above. The 5% return is merely a hypothetical return required by law to demonstrate the costs and expenses of an investment, and does not reflect our expectation of the actual return that you may or may not realize from an investment in the Fund.

                               PROSPECTUS SUMMARY

      This summary highlights information contained elsewhere in this prospectus, including the Operating Agreement of the Fund, which is attached as Exhibit A. This summary is not complete and is not intended to contain all the information that you should consider before investing in the Fund. You should read this entire prospectus and the Operating Agreement carefully before purchasing shares in the Fund.

      THE OFFERING. We are offering shares of limited liability company interests in an aggregate amount of up to $100,000,000. We will adjust the price of the shares on a weekly basis based on the net asset value of our investments. We will admit new investors to the Fund on a weekly basis after that week's determination of net asset value and the subsequent adjustment to the share price. The initial price per share is $[ ].


      The minimum purchase price for any investor is $100, payable by debit card or electronic funds transfer upon application. We have applied to the SEC for exemptive relief to allow investors to pay by credit card. The Broker-Dealer will sell the shares in the Fund on a "best efforts" basis and you will not pay any sales load. The Broker-Dealer will only sell shares to you if you confirm that you have reviewed the suitability considerations contained in this prospectus and acknowledge that you meet or exceed the suggested suitability standards. See "Plan of Distribution" on page 6 of this prospectus.

      No money has been invested in the Fund to date and there is no minimum amount of shares to be purchased before the Fund will begin operations. We expect that the offering will be fully subscribed within two years of the date of this prospectus. The offering will remain open so long as shares of the Fund remain available, unless prior to such time the Investment Manager terminates the offering at its own discretion or the Fund dissolves. The Fund's distribution method is largely unproven. If the Fund cannot raise the $100,000,000 contemplated by this offering, the Fund may have less diversification and a higher expense ratio.


      THE FUND. We are a newly organized entity established to provide investors with the opportunity to participate in venture capital investments that are generally only available to "accredited investors" and require substantially larger financial commitments. We will provide you with professional management and administration that you may not otherwise have access to if you invest directly. We have not yet made any investments in portfolio companies, but expect to make our first investment soon after commencement of the offering. During the course of this offering, we will post a listing of all our portfolio companies on the website of the parent company of the Investment Manager and the Broker-Dealer at http://www.vcvillage.com as we commit capital to such companies. For each portfolio company, the website will disclose;

      o     its name and address

      o     the nature of its business

      o the title, class, percentage of class and value of the securities held by the Fund,

      o the amount and general terms of all loads to the portfolio companies, and

      o     the relationship of the portfolio company to the Fund.


      We were formed as a Delaware limited liability company on June 13, 2000, and as such we are governed by an Operating Agreement that defines many of your rights and responsibilities as an investor in the Fund. The Directors have elected to treat the Fund as a corporation for tax purposes, and the Fund intends to qualify for pass-through tax status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Internal Revenue Code"). Until that time, the Fund will elect to be treated as a C corporation for federal tax purposes. We will not seek a ruling from the Internal Revenue Service concerning our tax status.


      THE DIRECTORS. The Operating Agreement provides that the Directors will manage the administrative affairs of the Fund. We will initially have five Directors, consisting of three Independent Directors (i.e., not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act) and two Affiliated Directors (i.e., persons affiliated with the Investment Manager). The Directors have given the Investment Manager the authority, subject to the supervision of the Directors, to manage the investments for the Fund, as well as to manage the day-to-day operations of the Fund. See "The Fund Directors" on page 26 of this prospectus.


      THE INVESTMENT MANAGER. The Investment Manager will implement our investment objective and will set our strategic and operational directive. In particular, the Investment Manager will identify, structure and negotiate investments for the Fund, as well as monitor and assist our portfolio companies. There can be no assurance that the investments it selects will be successful. The Investment Manager will also manage our day-to-day operations, including our accounting, finance, record-keeping and regulatory compliance. See "The Investment Manager" on page 34 of this prospectus.

      INVESTMENT OBJECTIVE. Our investment objective is long-term capital appreciation from venture capital investments in emerging growth companies. Venture capital investments are typically long-term illiquid investments in companies with high growth potential whose shares are not publicly-traded. We intend to invest in private companies in various stages of development. We expect our venture capital investments primarily to take the form of common stock, preferred stock, or debt securities convertible into common stock or warrants or options exercisable for preferred or common stock.

      We will seek to provide returns to you through long-term appreciation in the value of our portfolio companies. We will not select our investments based on their ability to generate current income for distribution. There is no assurance that we can achieve our investment objective or that the performance of companies in which we make investments will be as anticipated. See "Business of the Fund" on page 11 of this prospectus.


      INVESTMENT STRATEGY. As a key element of our investment strategy, we will seek to take equity positions in pre-IPO companies, especially those involved in (directly or indirectly) marketing goods and services to consumers, that the Investment Manager believes have outstanding growth and profit potential. Such companies need to raise capital to fund their marketing and other operational costs. We believe that such companies will view the Fund as an attractive source of capital, because the community of investors in the Fund can serve as a pool of potential customers of or advocates for such companies. As investors, you will have an economic interest in helping our portfolio companies succeed. The more value our investors add to portfolio companies, the more attractive the Fund will become to other pre-IPO companies. There can be no assurance, however, that the Fund will attract a critical mass of investors, that start-up companies will view the Fund as an attractive source of capital or that our investors will have any impact on the ultimate success of any of our portfolio companies.

      After investing in portfolio companies, we will offer to provide significant managerial assistance. Such assistance may include help in preparing for future rounds of private or public financing, recruiting management, refining business strategies, assisting with general business operations and making introductions to venture firms, investment banks and other potential sources of capital.

      We do not have any current plans to issue senior interests or debt securities or to use significant leverage. However, in order to maximize the internal rate of return of the Fund or to qualify for pass-through tax treatment as a regulated investment company, we may elect to increase its leverage, including by use of a line of credit secured by the assets of the Fund. In any case, debt incurred by the Fund will not exceed 50% of net asset value, unless otherwise permitted under the Investment Company Act. See "Risk Factors -- Debt Incurred by the Fund Could Affect Distributions and Exaggerate Decreases in Net Asset Value" on page 24 of this prospectus.

      COMPENSATION OF THE INVESTMENT MANAGER AND THE BROKER-DEALER. We will pay the Investment Manager an annual management fee equal to 2.5% of the Fund's average net assets, payable in monthly installments. The Investment Manager may waive all or a portion of the management fee. In addition, we will pay the Investment Manager an incentive fee as described in detail below. We will also reimburse the Investment Manager for organization expenses incurred in setting up the Fund and for ongoing operational costs incurred by it on our behalf. Reimbursements for such operational costs will be limited annually to 1.25% of our net asset value. The terms of the Investment Manager's compensation are set forth in detail in the Operating Agreement.

      Each quarter, 20% of the Fund's realized capital gains, net of realized and unrealized capital losses, will be paid to the Investment Manager as an incentive fee.


      The incentive fee, referred to as a "carried interest," is a typical incentive compensation used in the venture capital industry and provides an economic incentive for venture capital fund managers to select investments with the potential to achieve the greatest increase in value over time. However, the incentive fee may also encourage the Investment Manager to make investments that are subject to greater risk. The Investment Manager may waive or defer all or any portion of the incentive fee.

      The Broker-Dealer will not receive any commission for selling shares in the Fund. However, we will reimburse the Broker-Dealer and its affiliates for actual costs incurred in the marketing and distribution of the Fund's shares, subject to certain legal limits. See "Compensation of the Investment Manager, Its Affiliates and the Independent Directors" on page 34 of this prospectus.


      DISTRIBUTIONS. In order to qualify for pass-through tax treatment, we intend to distribute at least annually a minimum of 90% of the net dividend and interest income we receive from short-term investments. During the period in which we are evaluating and selecting portfolio companies, we will invest our capital primarily in short-term investment grade securities. These investments will generate interest income for distribution to investors. However, as we invest the proceeds of this offering in portfolio companies, we will have less interest income available for distribution to you. We also intend to distribute any realized capital gains that the Fund generates, net of realized and unrealized capital losses. In addition, if a portfolio company is sold, merged or goes public, we may distribute cash or stock in either the portfolio company or the acquiring company. The timing of capital gains distributions will vary depending on when we liquidate our investments in individual portfolio companies and the fiscal year of the Fund.





      SUITABILITY CONSIDERATIONS. An investment in the Fund may be appropriate if you want to place a small portion of your investment portfolio in an aggressive growth fund to diversify your holdings. Professionally managed venture capital funds that invest in emerging companies entail significant risks. Significant restrictions constrain your ability to transfer shares, and therefore an investment in the Fund is only appropriate for you if you have no need for liquidity of your investment for a number of years. You should not invest more than 5% of your net worth (exclusive of home, furnishings, and automobiles and any liabilities secured by those assets) in the Fund.


      TAX CONSIDERATIONS. The "Tax Information" section in this prospectus applies mainly to individuals and not to trusts, pension and profit-sharing plans, or corporations. An investment in the Fund may entail income tax reporting issues important to you, and you should consider these issues carefully before investing in the Fund. Because actual tax consequences will depend on your unique circumstances, we advise you to seek independent tax and financial counsel in evaluating the individual merits and suitability of this investment.


      RISK FACTORS; CONFLICTS OF INTEREST. Purchasing shares of the Fund carries significant risk of losing some or all of your investment. Prior to investing in the Fund, you should consider the risk factors described on pages 20 to 29 of this prospectus and the impact of events that could adversely affect our business, many of which may be events beyond our control or the control of the Investment Manager. In addition, pages 30 to 31 of this prospectus set forth some of the potential conflicts of interest that arise based on the structure of the Fund.

      ADDITIONAL INFORMATION. Our executive offices are located at 325 W. 38th Street, Suite 1504, New York, NY 10018. The Fund is required to file annual and quarterly reports with the SEC. This prospectus and the Fund's most current annual and quarterly reports can be found at http://www.vcvillage.com. The information contained on the website of the parent company of the Investment Manager and the Broker-Dealer, http://www.vcvillage.com, is not part of this prospectus.


                              PLAN OF DISTRIBUTION


      VCVillage.com Securities, Inc., or the Broker-Dealer, is distributing up to $100,000,000 worth of shares of the Fund on a best efforts basis through its website at HTTP://WWW.VCVILLAGE.COM/ SECURITIES. Currently, you may only purchase such shares through the Broker-Dealer's website, although we reserve the right in our sole discretion to allow one or more investors to purchase other than through this website if we so choose. The Broker-Dealer will sell shares to those of you who represent that you meet the suitability standards set forth under "Suitability Considerations." The Broker-Dealer is a member of the NASD.

      The initial price per share is $[ ]. The price per share will vary depending on the net asset value, or NAV, of the Fund, so that the price per share will be equal to the per share NAV of the Fund. See "Portfolio Valuation". We will admit new investors to the Fund on a weekly basis after that week's determination of net asset value and the subsequent adjustment of share price. The Broker-Dealer may determine to subsidize the first [ ] investors in the Fund by contributing a portion of the share price to the Fund for the account of such investors. Any subsidies will not be reimbursed to the Broker-Dealer by the Fund. In addition, the Broker-Dealer may pay referral bonuses to investors in the Fund or to others in certain circumstances.

      You may pay for your shares by debit card or electronic funds transfer upon application. We have applied to the SEC for exemptive relief to allow investments to be made by credit card. We may reject a subscription for any reason, in whole or in part, at any time. We may not necessarily accept subscriptions in the order we receive them. We reserve the right to reduce any subscription and to allocate subscriptions received in the event that this offering is oversubscribed. Shares will be paid for, and you will be admitted to the Fund on a weekly basis, after your subscriptions are accepted. The risks associated with the purchase of shares by credit card are set forth in the "Risk Factors" section.


      We have agreed to indemnify the Broker-Dealer or contribute to its losses arising out of certain liabilities, including liabilities under the Securities Act of 1933. The Investment Manager will determine the net asset value, or NAV, of the Fund on a weekly basis. While valuations are inherently subjective, the Investment Manager will make its valuation in good faith under guidelines established by the Directors. During the course of this offering, we will adjust the share price on a weekly basis.

      The Investment Manager will value securities for which market quotations are readily available and that are freely marketable and transferable at the closing price on the day of valuation (or at the bid/ask price that is available on a national securities exchange or over-the-counter market) for the last five trading days. For publicly-traded equity investments with selling restrictions, a discount will apply to reflect the illiquidity. The fair market value for equity venture capital investments for which no market exists cannot be determined precisely. For companies in the early stages of development, the Investment Manager will value investments based upon their original cost to the Fund. Subsequently, the Investment Manager will value these investments based on the valuations given to such companies in subsequent rounds of third-party financings. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, the Investment Manager will determine whether such events provide a basis for valuing such investment at a different number. Such valuations may be based on a variety of assumptions and may vary significantly over time.

      In general, the Investment Manager will value securities with legal, contractual, or practical restrictions on transfer at a discount to their value determined by the foregoing methods in order to reflect the effect of such restrictions.

      Personnel performing functions for the Broker-Dealer will receive salaries in connection with their distribution activities. The Investment Manager will receive an investment management fee and an incentive fee in connection with its management of the assets of the Fund. Certain Broker-Dealer personnel will overlap with Investment Manager personnel in their performance of services to the Fund.

      The Broker-Dealer and the Investment Manager are both wholly owned subsidiaries of VCVillage.com Holdings, Inc. This relationship may lead to certain conflicts of interest that are described below under "Conflicts of Interests". The address of the Broker-Dealer is 325 W. 38th Street, Suite 1504, New York, NY 10018.


                                  HOW TO INVEST

      In order to invest, you will need to complete, execute, and submit to the Broker-Dealer the Application located on the Fund's website and authorize payment for the shares you intend to purchase. As of now, payments may only be made by debit card or electronic funds transfer. We intend to allow you to purchase shares by credit card in the future, and we may introduce other payment mechanisms over time. All payments will be deposited into the Fund's custodial account immediately upon acceptance of a subscription.

      The minimum amount you may invest in the Fund is $100. The number of shares that you will receive for a $100 investment will depend on the share price at the time we accept your application. At any time during the course of this offering you may purchase additional shares by executing a new on-line application.


      Each purchase will be processed at the NAV next calculated after your application is received and accepted by the Broker-Dealer. The Fund's NAV is calculated each Thursday at the close (normally 4 p.m. EST) of the regular trading session of the New York Stock Exchange (NYSE) on each Thursday that the NYSE is open for business. The NAV of the Fund's shares is not determined on any Thursday on which the NYSE is closed (e.g., Thanksgiving Day). In such a case, the Fund's NAV will be determined at the close of the regular NYSE trading session on the next day that the NYSE is open.

      Please note that the price per share will vary depending on the NAV of the Fund's investments, which will be determined once a week. YOU SHOULD NOTE THAT THE PRICE PER SHARE WILL LIKELY BE DIFFERENT AT THE TIME OF EACH SUBSEQUENT INVESTMENT YOU MAKE IN THE FUND. If we receive your application in good form by the close (4 p.m. EST) of the regular NYSE trading session on a Thursday, your purchase will receive the NAV calculated for the

Fund that day. If we receive your application after 4 p.m. on Thursday, your purchase will receive the NAV calculated on Thursday on the following week.


      We will keep confidential all the information you provide to us and will disclose your personal information only to the Investment Manager and its affiliates, consultants, or service providers, except as required by appropriate governmental, administrative, or regulatory authorities, or except if you otherwise consent. We reserve the right to disclose general information about the Fund's investors as a group.


                                 USE OF PROCEEDS

      We will apply the proceeds of this offering (up to $100,000,000) to make investments in portfolio companies as well as to pay any fees or reimbursements due to the Broker-Dealer and the Investment Manager. See "Compensation of the Investment Manager, Its Affiliates, and the Independent Directors".

      Pending our investment of funds in portfolio companies, we will invest the proceeds of this offering in interest-bearing bank accounts, money market mutual funds, Treasury securities and/or certificates of deposit with maturities of less than one year. We may also invest such proceeds in commercial paper (rated or unrated) and other short-term securities. Cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities with maturities of less than one year at the time of investment will qualify for determining whether the Fund has 70% of its total assets invested in the types of assets specified in Section 55 of the Investment Company Act.

      In accordance with SEC staff interpretations of the Investment Company Act, we intend to invest at least 50% of the money invested in the Fund within the earlier of:

      o     two years after termination or completion of sales and

      o     two-and-one-half years of the commencement of this offering.

It may take a long time for the Investment Manager to find investments, as it intends to undertake a rigorous effort to select the best possible portfolio companies for investment. Depending on opportunities for investment, we may invest a significant portion of our capital in the temporary investments set forth above during such period.

                              BUSINESS OF THE FUND

      The Fund is a Delaware limited liability company that was established on June 13, 2000. The Fund is a non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act. A business development company is an investment company organized under the laws of, and having its principal place of business in, the United States that is operated for the purpose of making investments primarily to foster smaller, developing businesses. The Investment Company Act requires business development companies to make available significant managerial assistance to the businesses in which they invest.

      Among other things, all investments are subject to the restrictions set forth in Section 55 of the Investment Company Act. Section 55 generally provides that the Fund may not make an investment unless, at the time of the acquisition, at least 70% of the Fund's total assets (adjusted) are invested in assets specified in that section.


      In the past twenty years, the business of providing capital to emerging companies has grown to a multi-billion dollar industry. Venture capital funds seek to provide a high investment rate of return while at the same time mitigating the high risks of loss inherent in investing in unproven companies by investing in a balanced portfolio of such companies. Historical industry performance is not an indication of future industry performance or Fund performance.


      Our investment adviser is VCVillage.com Advisors, Inc., or the Investment Manager. The Investment Manager will identify, structure and negotiate our investments, as well as monitor and offer to assist our portfolio companies. The Investment Manager intends to utilize many of the risk management and investment strategies common to the venture capital industry. The Investment Manager will also manage our day-to-day operations, including our accounting, finance, recordkeeping and regulatory compliance efforts.

      There is no public or secondary market for the Fund's shares, and we do not expect any to develop. An affiliate of the Broker-Dealer will act as transfer agent for the Fund shares, but will not engage in any market-making or secondary market purchases or sales of such shares. The Fund will dissolve on December 31, 2008, subject to the right of the Directors to extend the term for up to two additional two-year periods.


                              INVESTMENT OBJECTIVE

      CAPITAL APPRECIATION. Our investment objective is long-term capital appreciation from venture capital investments in pre-IPO companies. We will invest in companies that we believe have high growth potential over the long term. We will not consider the generation of current income for distribution as a factor when selecting investments.

      Our investment objective is fundamental to the Fund, and may not be changed without a vote of the holders of a majority of the interests in the Fund.

      WE MAY NOT SUCCEED IN ACHIEVING OUR INVESTMENT OBJECTIVE. Any single venture capital investment is risky. Many will not provide any gain, and some will be complete losses. Further, venture capital investments in general may be riskier than other types of investments, and our risk management efforts do not affect this overall systemic risk. Our goal is that the gains on our successful investments will offset the losses on the others and provide you with a satisfactory overall return.

                         PORTFOLIO STRATEGY AND POLICIES


      To meet our investment objective, the Investment Manager must identify and invest in prospective portfolio companies with the potential for significant appreciation. Pending such investments, Fund proceeds also may be temporarily invested in money market securities, publicly-traded securities, mutual funds and other investments. However, at the time of acquisition of any portfolio company, no more than 30% of the Fund's assets will be invested in publicly-traded securities, mutual funds and other such investments.

      PORTFOLIO COMPANIES. We will seek to take equity positions in pre-IPO companies, especially those marketing goods and services to consumers, that the Investment Manager believes have outstanding growth and profit potential. We may also invest in established publicly-held or privately-held companies that the Investment Manager believes constitute special situations offering opportunities for capital appreciation. As a business development company, the Investment Company Act limits the proportion of our assets represented by publicly-traded securities.

      Such companies often raise capital for the purpose of funding their marketing and other operational costs. We believe that such companies will view the Fund as an attractive source of capital, because the community of investors in the Fund can serve as a pool of potential customers for such consumer-oriented companies. For instance, assuming that the offering is fully subscribed and the average investor subscribes for $500 worth of shares, the Fund will have a community of 200,000 investors.


      INDUSTRY FOCUS. We expect many of our venture capital investments will be in companies in the Internet, e-commerce, telecommunications, software and information services industries. We believe that these sectors offer outstanding growth opportunities and many new markets in which emerging companies can thrive. Companies in these industries compete to meet the growing demand for technologically advanced applications and services, and may value the Fund's investors as potential customers. We do not intend to concentrate in any one industry (i.e., invest more than 25% of the Fund's assets in a particular industry). However, if the most attractive investments available to the Fund are in a small number of industries, the Fund's exposure to the risk of adverse developments in or affecting any single industry may be increased.


      Not only will these investors have an economic incentive to help our portfolio companies succeed, but also we may enter into arrangements with our portfolio companies to further encourage such investors to become customers. We cannot assure you, however, that the offering will be fully subscribed, that start-up companies will view the Fund as an attractive source of capital, or that investors will have any impact on the ultimate success of any portfolio company.





      STRUCTURE OF INVESTMENTS. We will seek to structure our typical venture capital investments as negotiated, private transactions directly with the issuer, or as a part of larger private transactions led by co-investors. We will primarily seek to acquire common stock and securities convertible into common stock, but may also acquire a combination of equity and debt securities and warrants, options, and other rights to acquire such securities, or limited partnership or joint venture interests. Finally, we may also make loans to our portfolio companies to address temporary cash flow problems and may provide guarantees to creditors of such companies. We will seek to make most of our venture capital investments in private companies or restricted securities of publicly-traded companies, and therefore we will tend to hold illiquid securities subject to resale restrictions.

      SIZE OF INVESTMENTS. The amount of funds we commit to a portfolio company and the ownership percentage we receive will vary depending on the maturity of the company, the quality and completeness of its management team, the perceived business opportunity, the capital it requires, and the potential return. To ensure that we have the freedom to select investments in companies that meet our investment objective, we have no formal limits on the amount of capital that we may invest in any individual portfolio company. In the event that the Fund is not fully subscribed, no specific percentage limit will be placed on investment in any single company. We note that the Fund intends to meet the diversification requirements of Subchapter M of the Internal Revenue Code. See "Tax Information".

      INVESTMENT PERIOD. We intend to invest the proceeds of the offering (including money invested by the Investment Manager as part of the offering) as rapidly as is consistent with our investment objective. If we are not able to invest at least 50% of the Fund's total assets in certain securities by the earlier of:


      o     two years after termination or completion of sales and

      o     two-and-one-half years after the commencement of this offering,

we may make a distribution of capital to you so that least 50% of the Fund's remaining assets are invested or committed for investment, or we may seek to obtain your approval for a change in our business purpose, if required to do so by the SEC. We expect that it may take up to three years or longer from the termination of the offering for us to complete the investment of the Fund's initial capital (other than reserves maintained for follow-up investments or operating expenses).

      FOLLOW-ON INVESTMENTS. After making our initial investments, we will often provide additional or "follow-on" financings for our portfolio companies. We may provide follow-on investments for a number of reasons, including providing additional capital to a portfolio company to implement the company's business plan, to develop a new line of business, or to recover from unexpected business problems. Follow-on investments may increase our ownership position in a successful or promising portfolio company.


      INDEBTEDNESS. Although we do not currently contemplate it, in the future we may use leverage (i.e., borrowed funds or senior securities) for any Fund purpose, including making follow-on investments. Such borrowing would normally occur in the later years of Fund operations when our portfolio may have significant value but no liquidity. We also may borrow funds during the offering period to allow us to participate in investment opportunities in anticipation of additional capital contributions or to qualify for pass-through tax treatment under Subchapter M of the Internal Revenue Code. Otherwise, we will only incur debt as a temporary measure for extraordinary or emergency purposes. Unless otherwise permitted by the Investment Company Act, the amount of borrowing may not exceed 50% of the net asset value of the Fund.


      RESERVE MANAGEMENT. We intend to retain significant reserves for a number of years in order to have sufficient funds for equity-oriented follow-on investments in portfolio companies and to pay Fund operating expenses. In order to enhance the rate of return on these reserves and increase the amounts ultimately available, we will engage in a reserve management strategy that may include making secured loans to our portfolio companies, potential portfolio companies, or other entities. We expect to invest some portion of these reserves either in publicly-traded securities or in mutual funds, subject to applicable legal limits.

      PORTFOLIO MANAGEMENT. We regard a balanced portfolio as an essential part of our strategy. The Investment Manager expects to balance the Fund's portfolio in the following ways:

      o INDUSTRY. The Investment Manager will consider an investment in any company in any industry that presents a good investment opportunity. Our ability to invest in a wide range of industries will reduce the potential impact of adverse developments in a particular industry.

      o COMPANY. Assuming the offering is fully subscribed, the Investment Manager expects that we will invest in at least 50 portfolio companies. In that case, the Investment Manager does not expect that the failure of any single portfolio company will materially affect the success of the Fund. However, the actual number of portfolio companies, and the size of such investments, will depend on the amount of funds available and the Fund's need to meet the diversification requirements of Subchapter M of the Internal Revenue Code.

      o MATURITY OF PORTFOLIO COMPANIES. We will seek a range of maturities for our portfolio companies. As a general matter, we do not intend to make seed-level investments, because we believe that a Fund investment may be less advisable in the case of a very early-stage company that does not yet offer products or services. In addition, more mature companies often represent less risk, as they have already survived many of the hazards of growth. However, such companies' equity typically costs more than that of earlier-stage companies that have greater risk but higher appreciation potential.


Actual portfolio composition will depend on market conditions and funding opportunities beyond the Investment Manager's control. Consequently, we cannot assure that these portfolio management objectives will be met.


      CO-INVESTMENT. We expect that we will make most of our investments in conjunction with other venture capital funds, including venture capital funds that are affiliates of, or entities that have indirect ownership interests in, the Investment Manager. Later-stage start-up companies often require levels of funding in excess of what the Fund could prudently provide on its own. In early-stage investments, co-investment allows for a larger aggregate investment, the sharing of necessary follow-on investment requirements, and joint involvement by venture capital firms in building a company. The Fund, along with its co-investors, will typically have a substantial, and maybe even controlling, interest in its portfolio companies. By making co-investments, the Fund not only expands the financial and managerial resources available to its portfolio companies, but also increases its network of venture investors that may come to the Fund with future investment opportunities. The Investment Company Act generally prohibits the Fund from co-investing with any entity that is a Fund "affiliate" as defined in the Investment Company Act. We may request exemptive relief from the SEC to allow co-investments with our affiliates but there is no assurance that such relief will be granted.

      PORTFOLIO TURNOVER; CHANGE OF POLICY. We expect a low rate of portfolio turnover among our venture capital investments. However, with respect to publicly-traded securities, mutual funds and other temporary investments in which we will invest, there likely will be a higher portfolio turnover in that segment of the portfolio. Our election to be treated as a business development company will limit our choice of investments. We may only elect to withdraw our status as a business development company with the authorization of a majority in interest of the Fund's shareholders.


      DEBT SECURITIES. Our investments in portfolio companies are not limited to common and preferred stock. We have the investment flexibility to invest in portfolio companies through other types of instruments if we believe that such alternative investments are in your best interests. Such other investments might include debt securities (which may or may not be convertible into equity securities) and structured debt securities whose value is linked to the sales of a particular product. Debt securities in which we may invest may be unsecured or they may be collateralized by other assets owned or controlled by the issuing company.

      WARRANTS AND OTHER RIGHTS TO PURCHASE EQUITY OR DEBT SECURITIES. When we believe it appropriate, we may acquire warrants and other rights to purchase at a later date equity or debt securities of our portfolio companies. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants typically do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the portfolio company. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

      TEMPORARY INVESTMENTS. When Fund proceeds are invested temporarily in mutual funds or other pooled investment vehicles, the Fund will bear the costs associated with these investments. Thus, these temporary investments may entail higher indirect expenses to Fund investors, including layered management and other fees. The Fund will not invest more than 5% of its total net assets in any one investment company or more than 10% of its total net assets in investment companies in the aggregate. Pending investments in the types of securities described above, we will invest our cash in, among other things,

      o     Money market securities;

      o     U.S. Government securities;

      o Repurchase agreements with federally-insured banks with a maturity date of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government;

      o Certificates of deposit in a federally insured bank with a maturity date of one year or less and in a maximum amount equal to the limit on federal deposit insurance;

      o Deposit accounts maintained in a federally insured bank subject to withdrawal restrictions of one year or less, up to the limit of federal deposit insurance;

      o Certificates of deposit or deposit accounts in federally insured banks in excess of the maximum amount of deposit insurance if the insured bank is deemed to be well-capitalized by the Federal Deposit Insurance Corporation; and

      o     Mutual funds and other publicly-traded securities.

      CERTAIN INVESTMENT TECHNIQUES FOR HEDGING PURPOSES. We may use certain investment techniques to provide hedging with respect to investments in our portfolio. We will engage in such hedging transactions in an effort to protect the value of our investment portfolio from changes in the market value of securities in which we have invested, or in the value of securities into which securities in our portfolio are convertible. There can be no assurance that our hedging activities will be successful, or that losses will be avoided, and the cost of hedging activities may result in lower profits than would have been realized if we did not engage in hedging at all.

      We may engage in the following hedging transactions:

      o Short Sales. We may make short sales of securities. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. We may make short sales as a form of hedging to offset potential declines in long positions in securities that we own, or anticipate acquiring, or in similar securities.

      o Options. We may use options on securities to attempt to hedge against the overall level of investment risk associated with the Fund's portfolio investments. We may purchase or sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that we intend or have the right to include in the Fund's portfolio holdings.

                             INVESTMENT RESTRICTIONS

      FUNDAMENTAL INVESTMENT LIMITATIONS. The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective, cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting shares must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lessor of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund:

1. May (1) borrow money from banks, and (2) make other investments or engage in other transactions permissible under the Investment Company Act which may involve a borrowing, provided that immediately after such borrowing, the borrowing has an asset coverage of at least 200%, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purpose (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the Investment Company Act.

3. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.    May not make loans, except in accordance with the Investment Company Act.

6. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      NON-FUNDAMENTAL OPERATING POLICIES. The following are the Fund's non-fundamental operating policies which may be changed by the Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Purchase securities of other investment companies except in compliance with the Investment Company Act and applicable state law.

4. Engage in futures or options on futures transactions except in accordance with Rule 4.5 under the Commodity Exchange Act for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

VENTURE CAPITAL OPERATIONS

      Our venture capital operations will consist of the following basic activities:

      o INVESTMENT DEVELOPMENT. The Investment Manager will receive investment proposals from many sources, including unsolicited proposals from the public, postings on the Fund's or its affiliates' websites, personal contacts of the Investment Manager, and referrals from banks, lawyers, accountants, and other members of the financial community. However, we expect other professional venture capital firms, including those that have ownership interests in the Investment Manager, to serve as the primary source of investments.


      o INVESTMENT RESEARCH. Prior to committing funds to an investment opportunity, the Investment Manager will conduct research to assess the prospects and risks of the potential investment. The officers of the Investment Manager, with the help of its co-investors, will evaluate the products, markets, industry trends, financial requirements, competition, and the entrepreneurial group associated with a prospective investment. Where appropriate, the Investment Manager may hire, on behalf of the Fund, outside consultants to provide expertise in specialized areas.

      o INVESTMENT STRUCTURING. We expect to make our venture capital investments along with co-investors through private transactions negotiated directly with the subject company. The Investment Manager will represent the Fund in the negotiations, and will seek to structure the terms of the investment so as to maximize the Fund's opportunity for long-term capital appreciation. Where appropriate and in compliance with applicable law, the Fund, the Investment Manager, or any co-investors may receive structuring fees, transaction fees, breakup fees, workout fees, or other similar fees for providing services to potential portfolio companies. We do not expect to receive significant fees or compensation directly or indirectly from our portfolio companies, and all payments will be made in accordance with applicable law.


      o INVESTMENT MANAGEMENT. Representatives of the Investment Manager and/or representatives of the Fund's co-investors will seek to serve as members of the boards of directors of portfolio companies. This board representation, as well as our close working relationships with the management teams of our portfolio companies, should enable us to provide assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and disposition strategy. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management teams, form the essential ingredients of effective monitoring and risk control. We will not completely rely on our co-investors to provide managerial assistance to our portfolio companies.


      o INVESTMENT LIQUIDATION AND EXIT. We intend to sell our venture capital investments in order to realize capital gains within the limited duration of the Fund. We expect to liquidate our investments through a variety of transactions, including mergers, acquisitions of our portfolio companies by third parties, sales in registered underwritten offerings, sales in the public market pursuant to exemptions from registration, and negotiated private sales to our portfolio companies, other investors in such companies, or other venture capital investors.

      The Operating Agreement provides that we may make distributions, at the election of the Investment Manager, in cash or securities. We may seek an exemptive order under Section 206A of the Investment Advisers Act that will permit us to distribute any in-kind portfolio securities traded on any nationally recognized exchange or market that are no longer considered venture capital investments. We will value such in-kind securities distributed at the average of their closing bid and asked prices on the relevant exchange or market during the five trading days immediately preceding the distribution. You may sell any in-kind securities distributed subject to the extent of liquidity available on such exchange or market.


      The Investment Manager anticipates that the Fund may enter into arrangements to facilitate the eventual sale of securities distributed in-kind at reduced transaction costs. However, you may prefer to receive cash distributions that represent the proceeds of a sale of a block of securities by the Fund. If you receive distributions in-kind, you may be able to affect both the amount and timing of the recognition of any gain or loss on the security for income tax purposes. For each distribution that we could make partly or wholly in-kind, the Investment Manager will weigh our ability to liquidate stock efficiently against your opportunity to control the timing and amount of any gain or loss on the securities.


                                  RISK FACTORS

      You should carefully consider the following risk factors in addition to the other information set forth in this prospectus before purchasing any shares. Investing in the Fund involves a high degree of risk, and you should consult with your financial, tax or legal advisors before making an investment. We have classified the various risks factors below into "venture capital risks" (i.e., risks inherent in equity investments in emerging growth companies), "risks of the Fund" (i.e., risks that arise from the proposed structure of the Fund and the nature of its investments) and "credit card risks".

VENTURE CAPITAL RISKS

      VENTURE CAPITAL INVESTMENTS ARE SPECULATIVE IN NATURE AND YOU COULD LOSE ALL OR SOME OF THE AMOUNT YOU INVEST.

The statistical success rate for start-up venture capital enterprises is very low. Each venture capital investment involves several business and financial risks that may result in substantial losses. These include risks associated with investing in:

      o companies in an early-stage of development with little or no operating history,

      o companies operating at a loss or with substantial variations in operating results from period to period, and

      o companies that need substantial additional capital to support expansion or to achieve or maintain a competitive position.

In addition, we expect to make significant equity investments in companies in rapidly changing high-technology fields that face special risks of product obsolescence and intense competition from other companies.

      EARLY STAGE COMPANIES MAY NOT BE ABLE TO SUCCESSFULLY DEVELOP THEIR PRODUCTS OR SERVICES

      Early-stage companies are often unable to commercialize their technology or product concepts with the resources that they have available. Even later-stage companies that have developed products need to continue to create new products and improve existing ones in order to succeed. Our portfolio companies may not succeed in their development efforts, and, even if successful, may not complete their development within the budget or time period originally estimated. Such companies may require additional investments by the Fund or other sources in order to complete such development, and there is no assurance that such investments will be available.

      VENTURE CAPITAL INVESTMENTS TEND TO BE IN COMPANIES THAT ARE IN COMPETITIVE AND CHANGING MARKETS

      The markets for new products and services tend to be highly competitive and rapidly changing. Nearly all of our portfolio companies will face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and service capabilities, and a larger number of qualified managerial and technical personnel. Commercial success often depends on marketing and support resources. The marketing efforts of any of our portfolio companies may not succeed and such companies may not be able to sell their products or services at a profitable price and volume. The products or services of a particular portfolio company may become obsolete or require significantly more capital to obtain or maintain an adequate market share in order to succeed.

      THE SUCCESS OF OUR PORTFOLIO COMPANIES WILL DEPEND ON THE TALENTS AND EFFORTS OF THEIR MANAGEMENT AND PERSONNEL

      The success of our portfolio companies depends in great part upon the abilities of their management, as the day-to-day operations of each such company will be in the hands of its own management team. The success of any venture also depends upon the availability of qualified employees. High turnover of personnel has become endemic in many rapidly growing industries and could severely disrupt a company's implementation of its business plan. Our portfolio companies may not succeed in attracting and retaining qualified personnel. In addition, a company's personnel, particularly its founders, may have difficulty accepting and making the transitions that occur as a company matures. As our portfolio companies have yet to be identified, you must rely upon the Investment Manager to select companies that have, or can obtain, the necessary management and personnel.

      OUR PORTFOLIO COMPANIES WILL LIKELY REQUIRE ADDITIONAL CAPITAL AND EXPECT FOLLOW-ON INVESTMENTS FROM THE FUND

      Most of our portfolio companies will require additional equity financing to satisfy their working capital requirements. The amount of additional equity financing will depend upon the maturity and objectives of each particular company. If the funds available are not sufficient, a company may have to raise additional capital at a price unfavorable to its existing investors, including the Fund. The availability of capital depends on capital market conditions that are beyond the control of the Investment Manager or any portfolio company, and our portfolio companies may not be able to predict accurately their future capital requirements. We expect our portfolio companies to call upon the Fund to provide additional capital. If the Fund is unwilling or unable to make a follow-on equity investment, it may have a negative impact on a portfolio company in need of such investment. Further, the Fund's decision not to make a follow-on investment in a portfolio company may cause the Fund's ownership interest in the company to be diluted if others make follow-on investments in the company. Dilution of the Fund's ownership interest in a portfolio company may result in a dilution of the Fund's board representation and a decrease in the Fund's ability to provide managerial assistance to the company.

      VENTURE CAPITAL INVESTMENTS TYPICALLY ARE ILLIQUID

      Substantial portions of the returns of venture capital funds are realized through the initial public offerings of their portfolio companies. The market for initial public offerings is cyclical in nature. An adverse change in the market for public offerings could significantly impact the Fund's ability to realize its investment objective. Even if our portfolio companies become publicly-traded, most of the securities we hold will be subject to restrictions on resale. We will not be able to sell such securities unless we meet the conditions of Rule 144 or otherwise qualify for an exemption from registering the securities under the Securities Act of 1933. Absent an available exemption, we may be deemed an "underwriter," or possibly a controlling person, for the purpose of the Securities Act of 1933 and may be subject to liability as such.

      Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial buyers for our portfolio companies. The interest of potential purchasers in our portfolio companies will vary with general economic conditions. The valuation of our portfolio companies will vary with the valuations of comparable publicly-traded companies.

      There can be no assurance that there will be sufficient investor interest in the Fund's portfolio companies. IPOs by the Fund's portfolio companies may be unable to attract the level of investor interest obtained by similar IPOs in the past. Investor interest in IPOs generally had decreased significantly by October 1, 2000 as compared with previous periods.

      Other practical limitations may inhibit our ability to sell or distribute the securities of our portfolio companies. For example, we may own a relatively large percentage of a portfolio company's outstanding securities, and customers, other investors, financial institutions, or management may rely on our continued investment. The overall condition of the securities market may also hinder our ability to sell securities, as the market price for our portfolio companies may be adversely affected by factors unrelated to their actual operating performance. In the past few years, the market for equity securities has been volatile, especially for securities of high-technology companies. The above limitations could prevent a successful sale of portfolio securities, result in delay of a sale, or reduce the proceeds that we receive from a sale.

      THERE IS OFTEN A LACK OF AVAILABLE INFORMATION RELATING TO PRIVATELY HELD COMPANIES

      We will invest primarily in privately held companies. Generally, very little public information exists about these companies. We will rely on the ability of the Investment Manager to obtain adequate information to evaluate the potential returns from investing in these companies.

RISKS OF THE FUND

      WE EXPECT TO INCUR SUBSTANTIAL INITIAL LOSSES


      We anticipate that most of the capitalization of the Fund, except for operating cash reserves and funds set aside for follow-on investments in our own portfolio companies, will be expended or committed by the end of the year 2003. We do not expect to receive any substantial gains during that period. In addition, the Investment Manager anticipates that a number of our portfolio companies will sustain substantial losses in their initial years of operation. There can be no assurance that the Fund will ever be profitable.

AN INVESTMENT IN THE FUND CANNOT BE READILY SOLD


      We do not expect any public or secondary market for the shares of the Fund to develop. In addition, the Operating Agreement places restrictions on the transferability and sale of shares, including the requirement that the admission of a "substituted investor" may occur only with the consent of the Investment Manager. Consequently, an investment in the Fund will have little, if any, collateral value or liquidity and should be made only as a long-term investment.


      Being a closed-end Fund, we will not be able to redeem your shares, as is typical practice for mutual funds. Even if the Fund initiates a repurchase offer for shares, it will only be for a small portion of each investor's shares. In case a repurchase offer is over-subscribed, your participation in such repurchase offer will be further limited.

WE HAVE NOT YET MADE ANY INVESTMENTS

      As of the date of this prospectus, we have not made any venture capital investments. If you invest in the Fund before it makes any investments, you will not have an opportunity to evaluate specific portfolio companies and will have to depend upon the Investment Manager to select and negotiate with potential portfolio companies. To the extent we make material financing commitments to portfolio companies during the period of the offering, such investments will be disclosed on our website and in our annual or quarterly report as required by the Securities Exchange Act of 1934.

      OUR ABILITY TO MAKE VENTURE CAPITAL INVESTMENTS WILL DEPEND ON OUR ABILITY TO RAISE FUNDS IN THIS OFFERING

      We will begin investment operations immediately. The number of investments, portfolio balance, and potential profitability of the Fund will depend on the amount of funds at our disposal. The less funding we receive, the fewer investments the Fund will make and its investment return might be adversely affected by a single investment decision. In addition, expenses that we express as a percentage of Fund assets will be higher the less money we raise.

      WE EXPECT TO FACE SIGNIFICANT COMPETITION FOR VENTURE CAPITAL INVESTMENTS


      The Fund expects to encounter competition from other entities having a similar investment objective. Historically, the primary competition for venture capital investments has been from venture capital funds and corporations, venture capital affiliates of large industrial and financial companies, small business investment companies, and wealthy individuals. Additional competition is anticipated from foreign investors and from large industrial and financial companies investing directly rather than through venture capital affiliates. Many of the Fund's competitors are subject to regulatory requirements substantially different from those to which the Fund is subject, and, as a consequence, they may have a competitive advantage to the extent that the regulations under which the Fund operates restrict its abilities to take certain actions. The Fund will frequently be a co-investor with other professional venture capital groups, and will rely on its relationships with other groups to expand the Fund's access to investment opportunities. However, to date the Fund has made no arrangement to co-invest with any other venture capital firm.

      OUR SUCCESS MAY DEPEND GREATLY ON THE FUTURE OF THE INTERNET INDUSTRY AND NEW TECHNOLOGY COMPANIES

      To the extent that we invest in a significant number of Internet-related or other cutting edge technology companies, the success of the Fund will depend on the increase in use of the Internet and cutting-edge technology by businesses and individuals. Commercial use of the Internet, in particular, is still at an early stage of development and we cannot guarantee the future success of Internet-related companies. If use of the Internet fails to grow sufficiently, our returns will be negatively impacted. In addition, because of the Internet's popularity and increasing use, new laws and regulations may be adopted that relate to privacy, pricing, content, taxation or other issues. The enactment of new laws or regulations could impede the growth of the Internet and affect our returns.

      THE FUND'S DISTRIBUTIONS MAY NOT EXCEED YOUR INVESTMENTS IN THE FUND


      We anticipate that it will take a significant period of time (up to three or four years) before we complete the initial selection of our portfolio companies for our first round of equity investments. Venture capital investments typically take at least two years from the date of initial investment to reach a state of maturity for a possible liquidation. In light of the foregoing, we don't expect to make any significant distributions of the proceeds from the liquidation of equity investments during the early years of the Fund. Even if we eventually make significant distributions, the aggregate distributions may never equal or exceed your investment in the Fund.


      VALUING OUR PORTFOLIO WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF OUR INVESTMENTS

      The Investment Manager, under guidelines established by the Directors, will determine the net asset value of the Fund based on its best estimate of the value of the individual investments in our portfolio companies. There is typically no public market for the securities of small, privately held companies. Accounting firms, investment banks and other consulting firms may assist in valuation of our investments. Portfolio valuations, however, are inherently subjective. The net asset value of the Fund may not reflect the price at which you could sell shares if they could be sold on an open market.

      THE FUND MAY NOT ACHIEVE THE HISTORICAL RATE OF RETURN OF THE VENTURE CAPITAL INDUSTRY

      Past performance of the venture capital industry is not indicative of the future performance of the Fund or the industry in general. We cannot guarantee that the Fund will meet or exceed the rates of return historically realized in the venture capital industry. Additionally, our structure as a business development company will almost certainly reduce our overall returns, because of:

      o the lower returns on our short-term liquid investments during the period in which we identify potential investments, and

      o the periodic disclosure requirements for business development companies, which may result in the Fund being less attractive as a source of capital to potential portfolio companies.

      DEBT INCURRED BY THE FUND COULD AFFECT DISTRIBUTIONS AND EXAGGERATE DECREASES IN NET ASSET VALUE

      We may borrow money and, in connection with loans, may mortgage, assign, or otherwise encumber any Fund asset. We may use such borrowings for any Fund purpose, including working capital or follow-on investments in our portfolio companies or to qualify under Subchapter M of the Internal Revenue Code. Any borrowings by the Fund must be repaid from Fund assets, which would reduce the cash available for distribution to investors and could result in taxable income to investors without cash distributions. In fact, the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money. The use of such leverage would also exaggerate increases or decreases in the Fund's net asset value as contrasted to the value of its total assets. If the Fund's asset coverage ratio declines to less than 200%, it will affect our ability to distribute Funds to our investors.

      BOTH THE FUND AND THE INVESTMENT MANAGER ARE NEWLY FORMED ENTITIES


      Although we expect that some key personnel of the Investment Manager may have prior venture capital investment experience, neither the Fund nor the Investment Manager has any operating history. The success of the Fund and the Investment Manager in identifying and pursuing investment opportunities and managing such investments will, to a large part, depend upon the expertise and experience of the Investment Manager as well as the relationships that the Investment Manager has within the venture capital community. The Investment Manager has no prior venture capital experience, which may affect that Fund's ability to meet its investment objective.


      THE PARENT COMPANY OF THE INVESTMENT MANAGER MAY BE UNABLE TO RAISE SUFFICIENT CAPITAL, WHICH MAY ADVERSELY AFFECT THE FUND

      The parent company of the Investment Manager and the Broker-Dealer is a start-up company. The parent company's primary source of income is from the fees payable by the Fund to the Investment Manager, and the parent company expects to recognize losses for at least the next two years. There is no assurance that the parent company will be able to raise sufficient capital to continue operations over the life of the Fund. If the parent company is unable to raise sufficient capital, the Investment Manager will be forced to cease its operations and the Fund may be forced to liquidate. If the Fund is forced to liquidate, there is no assurance that investors will be able to get back their initial investment immediately, if at all.

      THE RELATIONSHIP BETWEEN THE FUND AND THE INVESTMENT MANAGER MAY CREATE POTENTIAL CONFLICTS OF INTEREST


      The Investment Manager may be subject to various conflicts of interest in managing the investments of the Fund. Affiliates of, or entities that have significant ownership interests in, the Investment Manager may also have organized venture capital funds or similar investment vehicles. Such funds may have a similar investment objective as the Fund and may compete with the Fund. The

Fund may co-invest in portfolio companies with such other funds and may participate in follow-on investments in such portfolio companies of such funds, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. (The personnel of the Investment Manager and its affiliates will not necessarily devote their entire time to the portfolio companies or the Fund).

      In addition, the attorneys and other professionals who perform services for the Fund (including in connection with this offering) also perform services for the Investment Manager and its affiliates. If a conflict of interest arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such professionals will have to withdraw from the representation of one or both of the conflicting interests.

      INDIVIDUAL INVESTORS HAVE NO RIGHT TO TAKE PART IN MANAGING THE FUND

      The Directors will make all decisions with respect to the management of the Fund. While the Fund's website may contain chat rooms, hyperlinks and other information relating to its portfolio companies, individual investors will have no right or power to take part in the management of the Fund. In addition, you will not receive any of the detailed financial information issued by our portfolio companies that is available to the Directors.

      Although the Operating Agreement provides that the Fund's investors may remove the Investment Manager under certain circumstances, such removal may require substantial expenditures and could have negative financial and other consequences for the Fund. The removal of the Investment Manager and several of the other rights of Fund investors under the Operating Agreement require an investor vote to accomplish.

      OUR INVOLVEMENT IN PORTFOLIO COMPANIES MAY EXPOSE US TO POTENTIAL LIABILITIES

      We will offer to participate actively in the management of many of our portfolio companies, and as a result may have representatives serve as members of their boards of directors. Consequently, the Fund may expose itself to liability from lawsuits against its representatives as directors. The Investment Manager will try to limit Fund exposure to such claims and liabilities where practical, but such efforts may not be successful. Liabilities related to portfolio companies would adversely affect the amount of cash available for distribution.

      THE FUND'S TEMPORARY INVESTMENTS MAY POSE ADDITIONAL RISKS.

      As noted earlier, pending investment in pre-IPO emerging growth companies, Fund proceeds may be temporarily invested in money market securities, publicly-traded securities, mutual funds and other investments. These investments involve risks that may affect the Fund's ability to achieve its investment objective. The price of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. The prices of fixed-income securities respond to economic developments, particularly interest rate changes and changes in the perceived creditworthiness of the issuer of the fixed income security.

      IF WE ARE UNABLE TO COMPLY WITH SUBCHAPTER M OF THE INTERNAL REVENUE CODE IN ANY GIVEN YEAR, WE WILL LOSE PASS-THROUGH TAX TREATMENT FOR THAT YEAR

      To the extent we so qualify, we intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify for Subchapter M status, we must meet qualifying income distribution and asset diversification requirements. In each year in which we are able to meet the requirements of Subchapter M, we generally will not be subject to federal taxation on net investment income and net capital gains that we distribute to investors. The Fund intends to borrow money, if necessary, to qualify for Subchapter M tax status, however borrowing by the Fund is limited by the Investment Company Act, and there is no assurance that such borrowing will be available on acceptable terms.

      If we are not able to meet the requirements of Subchapter M in any given year, however, our income would be fully taxable at the federal level, which could result in a substantial reduction in income available for distribution. If the Fund fails to meet the requirements of Subchapter M in its first taxable year or, with respect to later years, for more than two consecutive years and then seeks to requalify under Subchapter M, it would be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Fund likely would be distributed to investors as a taxable distribution. In addition, the Fund may be subject to a 4% excise tax if it fails to distribute a sufficient portion of its net investment income and net realized capital gains. For additional information regarding federal income tax consequences of an investment in the Fund, see "Taxation".

      BY INVESTING IN THE FUND YOU MAY BE EXPOSED TO FEDERAL INCOME TAX RISKS


      The Directors have elected to treat the Fund as a corporation for federal tax purposes. It is not anticipated, and the Directors do not foresee the possibility, of making an alternative election. The principal tax risks are that:

      o for taxable periods during which the Fund does not satisfy the requirements of subchapter M, the Fund will be subject to corporate income tax on its taxable income and distributions it makes to investors may be taxable as dividends.

      o if for any reason the Fund is unable to qualify as a "publicly offered regulated investment company," all or a portion of the Fund's expenses could be considered either investment expenses (which would be deductible by an investor only to the extent the aggregate of such expenses exceeded 2% of such investor's adjusted gross income) or as nondeductible items that must be capitalized,

      o the purchase of shares by a tax-exempt investor through the use of a credit card may also cause the investment to produce unrelated business taxable income,

      The IRS may audit the Fund's tax returns. Any audit issues will be determined at the Fund level. If the IRS makes any adjustments, you will have to make corresponding adjustments to your own federal income tax returns, which may require payment of additional taxes, interest, and penalties. Audit of a Fund return may result in examination and audit of an investor's return that otherwise might not have occurred, and such audit may result in adjustments to items in your return that are unrelated to the Fund. You must bear the expenses associated with an audit of your own return.


      In considering an investment in the Fund by a tax-exempt entity such as an employee benefit plan or individual retirement account subject to the requirements of the Employee Retirement Income Security Act of 1974 (ERISA), the fiduciary acting on behalf of such entity should be satisfied that such an investment is consistent with Sections 404 and 406 of ERISA and that the investment is prudent in light of the entity's cash flow and other objectives. The Department of Labor has issued regulations that would characterize the assets of certain entities in which tax-exempt entities invest as "plan assets." Because the Fund is expected to qualify as a "venture capital operating company" and the shares are "publicly offered securities" within the meaning of the regulations, the Fund assets should not be considered plan assets. However, fiduciaries of tax-exempt entities are urged to consult their own advisers prior to investing in the Fund. See "ERISA Considerations".


      The foregoing summarizes certain significant federal income tax risks relating to an investment in the Fund. This summary is not a representation that these matters are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. The "Tax Information" section of this prospectus contains a more detailed discussion of these and other federal income tax risks of an investment in the Fund. We urge you to consult your own tax advisor prior to investing in the Fund.

      THE FUND IS SUBJECT TO EXTENSIVE REGULATION UNDER THE INVESTMENT COMPANY
      ACT

      The Fund has elected to be regulated as a "business development company" under the Investment Company Act. The Investment Company Act imposes numerous restrictions on the activities of the Fund, including restrictions on the nature of its investments, its use of leverage, and its issuance of securities, options, warrants, or rights. In addition, a majority of the Directors must be individuals who are not "interested persons" of the Fund as defined in the Investment Company Act. The Fund generally must invest at least 70% of its assets in securities of nonpublic companies or shares of public companies which shares are not eligible for margin loans under the rules of the Federal Reserve Board. Finally, a business development company must make significant managerial assistance available to its portfolio companies. Such constraints could prohibit the Fund from investing in some potentially attractive situations.


      Because there are no judicial and few administrative interpretations of portions of the Investment Company Act legislation applicable to the Fund, the legislation may not be interpreted or administratively implemented in a manner consistent with the Fund's objective and intended manner of operation. In the event the Directors determine that the Fund cannot operate effectively under the Investment Company Act, it may at some future date decide to transform the Fund into an operating company not subject to regulation under the Investment Company Act or cause the Fund to liquidate. These changes require the approval of the Fund's investors.


CREDIT CARD PAYMENT METHOD RISK


      We have submitted a request for exemptive relief from the SEC to allow you to purchase shares in this offering by credit card. Even if the SEC grants such relief, the Fund and the Broker-Dealer strongly recommend against short-term borrowing to fund speculative long-term investments such as venture capital. The Fund and the Broker-Dealer advise you not to maintain a balance on a credit card used to purchase Fund shares or to obtain new credit cards to purchase such shares as the cost of borrowing money would reduce your potential return.

      You should review the following example: Assume that you bought [ ] shares for $[ ] on a credit card that charged interest of [18]% per annum. If you take one year to pay off the balance, you would pay the credit card issuer $[ ] in finance charges, bringing the total cost of your investment to $[ ]. If, instead, you bought [ ] shares for $[ ] in the first month, and then (assuming the per share price remained the same) bought four shares per month for the next nine months at $[ ] per month, and paid each credit card bill as it came due, your total investment of $[ ] would purchase [ ] shares instead of [ ] shares.

                           FORWARD-LOOKING STATEMENTS


      This prospectus may include forward-looking statements. These statements are based largely on current expectations and projections about future events and trends in the technology sector, the venture capital industry and the state of the financial markets and the economy in general. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about the Fund, including, among other things:


      -- general economic and business conditions and the general state of the financial markets;

      -- expectations and estimates concerning the future growth and performance of the venture capital sector;

      -- expectations and estimates concerning the future growth and performance of information technology companies, particularly Internet companies;

      -- existing and future laws and regulations imposed on information technology companies, including future laws and regulations governing the Internet;

      -- the Investment Manager's ability to successfully implement its investment objective and strategies;

      -- the Investment Manager's relationship with other venture capital firms;

      --    technological changes in the Internet industry; and

      -- other risk factors described under "Risk Factors" in this prospectus.


      In addition, in this prospectus the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions, as they relate to the Fund or the Investment Manager and their respective investment objective, business or management, are intended to identify forward-looking statements.


      Neither the Fund nor the Investment Manager has undertaken any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus. Because of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.


                                  DISTRIBUTIONS

      At least one time per year we expect to make distributions of cash or securities to you of at least 90% of the net investment income we receive from interest and dividends plus net short-term capital gains. We intend to make the first distribution, which will likely be comprised entirely of investment income from short-term investments, by December 31, 2001. We will also distribute from time to time any capital gains, net of realized and unrealized capital losses, we realize from our investments in portfolio companies. The timing of capital gains distributions will vary depending on when we liquidate our investments in individual portfolio companies and the Fund's fiscal year.

      Subject to receiving SEC exemptive relief, we may make distributions in kind rather than in cash. If any of our portfolio companies elects to sell its shares in an initial public offering, or if we receive publicly traded stock from an acquirer of one of our portfolio companies, we may distribute a portion of our shares of that company's capital stock. Any shares we distribute may be subject to certain transfer restrictions, including a lock-up period which may prohibit you from selling the distributed shares for up to six months.

      We intend to qualify for the special tax treatment provided under Subchapter M of the Internal Revenue Code. To qualify for such treatment, we must distribute to you for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income and net short-term capital gains). These distributions will be taxable to you as ordinary income. If we incur indebtedness, however, the Investment Company Act limits our ability to make distributions if at any time our "asset coverage ratio" is below 200%. We will inform you annually of the amount and nature of our income and gains. A more detailed discussion of the federal income tax considerations applicable to an investment in the Fund is under "Taxation".

                           DIVIDEND REINVESTMENT PLAN

      All dividends and any distributions will automatically be invested in additional shares of the Fund through our Dividend Reinvestment Plan, or the Plan, unless you affirmatively elect to have amounts of more than $10 dollars or more paid in cash. Investors will have their cash dividends and distributions automatically reinvested by [____________], or the Plan Agent, in additional shares of the Fund. To receive your dividends and distributions in excess of $10 in cash, you may notify the Plan Agent at any time in writing at the address below.

      ______________________________

      ______________________________

      The Plan Agent serves as agent for you in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, Plan participants will receive their dividend or distribution in newly issued shares of the Fund having a net asset value equal to the value of the dividend or distribution. The Plan Agent will maintain all accounts in the Plan and furnish confirmation of all transactions. There is no charge to you for participating in the Plan or for the reinvestment of dividends and distributions.

      We may terminate the Plan at any time. We may also amend the Plan upon providing written notice to Plan participants at least thirty days prior to such amendment. You may obtain additional information about the Plan from the Plan Agent.


                               PORTFOLIO VALUATION


      The Investment Manager will determine the net asset value, or NAV, of the Fund on a weekly basis. While valuations are inherently subjective, the Investment Manager will make its valuation in good faith under guidelines established by the Directors. During the course of this offering, we will adjust the share price on a weekly basis.

      The Investment Manager will value securities for which market quotations are readily available and that are freely marketable and transferable at the closing price on the day of valuation (or at the bid/ask price that is available on a national securities exchange or over-the-counter market) for the last five trading days. For publicly-traded equity investments with selling restrictions, a discount will apply to reflect the illiquidity. The fair market value for equity venture capital investments for which no market exists cannot be determined precisely. For companies in the early stages of development, the Investment Manager will value investments based upon their original cost to the Fund. Subsequently, the Investment Manager will value these investments based on the valuations given to such companies in subsequent rounds of third-party financings. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, the Investment Manager will determine whether such events provide a basis for valuing such investment at a different number. Such valuations may be based on a variety of assumptions and may vary significantly over time.





      In general, the Investment Manager will value securities with legal, contractual, or practical restrictions on transfer at a discount to their value determined by the foregoing methods in order to reflect the effect of such restrictions.


                             MANAGEMENT OF THE FUND

      GENERAL. The Directors will manage the Fund. We will initially have five Directors, consisting of three Independent Directors (i.e., not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act) and two Affiliated Directors. The resignation or withdrawal of a Director could temporarily reduce the number of Directors and the Operating Agreement permits the addition of further Directors. However, we do not expect any such changes. Subject to the authority and supervision of the Directors, the Investment Manager will take responsibility for

      o     analyzing and selecting our portfolio companies,

      o     negotiating and structuring our venture capital investments,

      o     overseeing our portfolio companies, and

      o     managing our day-to-day affairs.

The Investment Manager will continue to serve in such capacity until our investors have elected a successor.

      The day-to-day operations of our portfolio companies will be the responsibility of the management of each respective portfolio company. We will offer to provide assistance to such companies when needed, particularly in the areas of management selection, market analysis, business review, and the formulation of marketing and financing strategies. Where appropriate, representatives of the Fund or its co-investors will serve on the boards of directors or management committees of our portfolio companies.


      Your rights to participate in the control of the Fund will be limited. You will have only those rights specifically granted to you under applicable federal and state law. We anticipate that our website will contain certain content that will allow you to engage in chat rooms, informal polls and other interactive features with respect to the Fund and our individual portfolio companies. We have designed such features for entertainment purposes, and none of them will allow you the right to control or manage the operations of the Fund.


      The following sets forth certain information regarding the directors and officers of the Fund:


--------------------------------------------------------------------------------
   Name, DOB           Address    Position(s) Held    Principal Occupation(s)
                                  with Registrant     During Past 5 years
--------------------------------------------------------------------------------
Daniel M. Bendheim,               President and       Co-founder, Chief
DOB                               Director            Executive Officer and a
                                                      director of VCVillage.com
                                                      Holdings, Inc., President
                                                      of the Investment Manager
                                                      and the Broker-Dealer. Mr.
                                                      Bendheim was an executive
                                                      at Mineral Resources
                                                      Technology, a
                                                      manufacturing start-up,
                                                      from 1997 to 1999. Prior
                                                      to that, Mr. Bendheim was
                                                      a research analyst at
                                                      Southcoast Capital, an
                                                      investment bank, from 1996
                                                      to 1997. Mr. Bendheim
                                                      received his B.A. in
                                                      political science, with
                                                      highest honors, from
                                                      Yeshiva University and his
                                                      J.D. with honors from
                                                      Harvard Law School.
--------------------------------------------------------------------------------
[Director 2]

--------------------------------------------------------------------------------
[Director 3]

--------------------------------------------------------------------------------
[Director 4]

--------------------------------------------------------------------------------

[Director 5]


--------------------------------------------------------------------------------



      Since we are newly incorporated, we have not paid any compensation to any of our directors or officers. See "Compensation of the Investment Manager, its Affiliates and the Independent Directors".


---------------------------------------------------------------------------------------------------
     Name               Position       Aggregate       Pension or       Estimated          Total
                                      Compensation     Retirement         Annual       Compensation
                                       From Fund        Benefits      Benefits Upon      From Fund
                                                       Accrued As       Retirement       and Fund
                                                      Part of Fund                     Complex Paid
                                                        Expenses                       to Directors
---------------------------------------------------------------------------------------------------
Daniel M. Bendheim     President
                       and
                       Director
---------------------------------------------------------------------------------------------------
[Director 2]

---------------------------------------------------------------------------------------------------
[Director 3]

---------------------------------------------------------------------------------------------------
[Director 4]

---------------------------------------------------------------------------------------------------
[Director 5]

---------------------------------------------------------------------------------------------------


                               THE FUND DIRECTORS


      The Directors will have exclusive management and control of the business of the Fund, and are responsible for providing overall guidance and supervision of the Fund. The Directors have the authority, on behalf of the Fund, to do all things necessary or appropriate to carry out their duties, except as the Operating Agreement may expressly limit such powers. Subject to the Investment Company Act, the Directors have the power and authority to authorize the Investment Manager to:


      o borrow on behalf of the Fund on such terms as it deems appropriate and to secure such borrowings by granting security interests in any Fund assets, including securities of portfolio companies,

      o     invest Fund capital as it deems appropriate,

      o sell, trade or exchange any Fund assets (including the Fund's interests in its portfolio companies), or

      o abandon any Fund assets at such times and for such consideration as it deems appropriate.

      There will initially be three Independent Directors. The number of Independent Directors may be fixed from time to time by the Independent Directors at that time, provided that such number will not be less than three or more than nine. If at any time the Independent Directors constitute less than a majority of the Directors, the remaining Directors will, within 90 days, designate such additional

Independent Directors so that the Independent Directors constitute a majority of the Directors. Any successor Independent Director will hold office until his or her successor has been approved and elected or until his or her removal or withdrawal. In the event that no Directors remain, the Investment Manager will, within 90 days, call a meeting of Fund investors for the purpose of approving and electing successor Independent Directors.

                             THE INVESTMENT MANAGER

      The Investment Manager is a newly formed Delaware corporation formed to act as the investment adviser to the Fund. Its address is 325 W. 38th Street, Suite 1504, New York, NY 10018. The Investment Manager currently employs [ ] persons, including [ ] senior officers, whose biographical information is set forth below. The Investment Manager may use consultants and outside counsel to provide expertise in certain areas. The Fund will look to the Investment Manager, as well as its co-investors, to provide assistance to its portfolio companies with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements, and disposition strategy.


      The Investment Manager is a wholly owned subsidiary of VCVillage.com Holdings, Inc., a newly formed Internet-based financial services company. Daniel
M. Bendheim holds approximately 40% of the common stock, on a fully diluted basis, of VCVillage.com Holdings, Inc. and is its President and Chief Executive Officer.


      The following is certain information regarding the key personnel of the Investment Manager:

[TO COME]

         COMPENSATION OF THE INVESTMENT MANAGER, ITS AFFILIATES, AND THE
                             INDEPENDENT DIRECTORS

      INVESTMENT MANAGER. The Investment Manager will receive the following fees and compensation:


      o ORGANIZATIONAL EXPENSE REIMBURSEMENT. We will reimburse the Investment Manager for actual expenses paid or incurred by it or its affiliates in connection with organizing the Fund, including any legal and accounting expenses incurred in connection with the formation of the Fund.

      o OPERATIONAL EXPENSE REIMBURSEMENT. We will reimburse the Investment Manager for all operational costs incurred by it for the benefit of, or on behalf of, the Fund, which will be limited annually up to 1.25% of our net asset value. We will base the reimbursement upon the lower of the Investment Manager's cost or the amount the Fund would be required to pay to independent parties for comparable services in the same geographic location. The "operational costs" of the Fund include consultants' fees, legal and accounting fees, and the costs of goods, materials, and services used for the benefit of the Fund and obtained from entities unaffiliated with the Investment Manager.

      o DISTRIBUTION EXPENSE REIMBURSEMENT. We will reimburse the Broker-Dealer for expenses incurred in distributing shares of the Fund. Amounts that may be reimbursed to the Broker-Dealer include all payment processing fees, such as debit card, credit card or electronic funds transfer fees.

      o MANAGEMENT FEE. We will pay the Investment Manager an annual management fee equal to 2.5% of the Fund's average net assets, payable on a monthly basis. These fees are higher than comparable fees paid to other investment managers. To the extent we have insufficient cash reserves to pay the entire management fee when due, we may carry forward the unpaid fee and pay it when we have sufficient cash reserves. The Investment Manager may elect to waive the management fee for any period of time.

      o INCENTIVE FEE. Each quarter, 20% of the Fund's realized capital gains, net of realized and unrealized capital losses, will be paid to the Investment Manager as an incentive fee. The Investment Manager may waive or defer all or any portion of the incentive fee.

      We will not reimburse the Investment Manager for expenses of a general and administrative nature incurred by the Investment Manager solely for its own account and not attributable to services provided to, or for the benefit of, the Fund. The audited financial statements of the Fund will include all costs reimbursed to the Investment Manager and its affiliates. The terms "organizational expenses" and "operational costs" are defined in detail in the Operating Agreement contained in Exhibit A.


The following chart summarizes the compensation of the Investment Manager:


Reimbursement of Organizational Expenses     Actual expenses as incurred
Reimbursement of Operational Costs           Actual expenses as incurred (annual cap of
                                                                         1.25% of our net
                                                                         asset value)

Management Fees                              2.5% of average net assets
Incentive Fee                                20% of monthly realized net capital
                                             gains, net of any realized and
                                             unrealized capital losses


      INDEPENDENT DIRECTORS. Each Independent Director will receive the following fees and compensation from the Fund:

      o An annual fee of $10,000 per year, payable in quarterly installments,

      o A meeting fee of $1,000 per meeting of the Independent Directors attended, up to an annual limit of $4,000,

      o A committee meeting fee of $1,000 per meeting of a committee of the Independent Directors attended (unless the committee meeting is held on the same day and place as an Independent Directors meeting), up to an annual limit of $4,000, and

      o An expense reimbursement for out-of-pocket expenditures incurred relating to meetings of the Directors or any separate committee meeting.

      The Operating Agreement allows the Independent Directors to increase their compensation only with the approval of a majority in interest of the investors.

      CODE OF ETHICS. The Fund has adopted a code of ethics that governs the personal trading activities of its officers, directors and certain other persons who have access to proprietary information regarding the Fund's trading activity. The Investment Manager and Broker-Dealer have adopted substantially similar codes. The code of ethics places certain restrictions on the personal trading of all such persons. Each of these codes of ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the SEC's Public Reference Room may be obtained by calling (202) 942-8090. The codes of ethics are also available on the SEC's Internet site at http://www.sec.gov and copies of these codes of ethics may be obtained for the price of duplicating fees by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102.

      OTHER EXPENSES OF THE FUND. The Fund may have to pay a "finder's fee" in connection with making its investments in its portfolio companies, and may incur brokerage fees or other costs to enable it to sell its investments in such portfolio companies. The Fund expects such expenses, if any, to be in line with the market for finder's and brokerage fees. Some of these fees may be payable to affiliates of the Fund and the Investment Manager.

      CUSTODIAN. The Fund has entered into a Custody Agreement with [   ] to
serve as custodian for the Fund. [   ]'s principal business address is [   ].

                              CONFLICTS OF INTEREST

      The relationship between the Fund and its affiliates may lead to some potential conflicts of interest. Because the Investment Manager will manage the operations of the Fund (subject to the supervision of the Directors) and determine the NAV of the Fund (subject to the guidelines set by the Directors), the Fund will depend on the Investment Manager's exercise of its judgment consistent with its fiduciary responsibilities to the investors in the Fund. The potential conflicts include the following:

RELATIONSHIP WITH THE INVESTMENT MANAGER.

      o COMPENSATION. The Fund will compensate the Investment Manager with a management fee, an incentive fee and the reimbursement of operational costs. The Directors believe that such compensation, as well as the other terms and conditions of the Investment Manager's relationship with the Fund, are reasonable and fair to the Fund.


      o TRANSACTIONS WITH THE FUND. The Investment Manager may use the Fund's assets to co-invest with its affiliates in certain venture capital investments. However, the Operating Agreement imposes various constraints on the Investment Manager in its dealings with the Fund. Moreover, the Investment Manager will be subject to a fiduciary duty to the Fund in evaluating the capabilities, services, and compensation of persons rendering service to the Fund. Finally, the Investment Company Act contains restrictions as to certain transactions between the Fund and its affiliates. In general, transactions involving the Fund and its affiliates require the prior approval of the SEC and/or the Independent Directors.

      o ACTIVITIES OF THE INVESTMENT MANAGER. We will not have independent management or employees and therefore we will rely upon the Directors and Investment Manager for management and administration of the Fund and its assets. While the Investment Manager does not currently engage in any other activities, the Operating Agreement provides that the Investment Manager only needs to devote such amount of time as it deems necessary to the Fund. Thus, we have no contractual right to such services prior to any other party.


      o TIMING OF DISPOSITION OF FUND INVESTMENTS. The Investment Manager will determine the timing of the liquidation of the Fund's portfolio securities. Because of its incentive fee based on the performance of the Fund, the Investment Manager has an interest in the net capital gains of the Fund. The Investment Manager's interests may in some cases conflict with the interests of the Fund's investors with respect to when to recognize gain or loss. However, the acts of the Investment Manager are subject to supervision by the Directors, and the Directors are subject to a fiduciary duty to the Fund.


      o LEGAL AND ACCOUNTING REPRESENTATION. We have generally used the same counsel and accountants as the Investment Manager and its affiliates, and expect to continue to do so in the future. If a conflict arises that the parties cannot resolve and such professionals cannot obtain the consent of the respective parties to the continuance of such dual representation, such professionals will withdraw from the representation of one or both of the parties with conflicting interests with respect to the matter involved. Our counsel and accountants have not acted on behalf of you or conducted a review or investigation on your behalf. You should consult with your own counsel and investment advisors with respect to an investment in the Fund.




      RELATIONSHIP WITH THE BROKER-DEALER. The Broker-Dealer, an affiliate of the Investment Manager, will manage the distribution of the Fund's shares on a "best efforts" basis. The Broker-Dealer will not receive any commission for such distribution, but we have agreed to reimburse the Broker-Dealer and its affiliates for their marketing and distribution costs (up to 10% of the proceeds of the offering), which we expect to be substantial. See "Compensation of the Investment Manager, Its Affiliates and the Independent Directors."

      RELATIONSHIP WITH OTHER VENTURE CAPITAL FIRMS. Affiliates of, or entities that have indirect ownership interests in the Investment Manager, may be organized venture capital funds or similar investment vehicles. Such entities may have a similar investment objective as the Fund and may compete with the Fund. We may co-invest in portfolio companies with such other funds and may participate in follow-on investments in such portfolio companies of such funds, subject to a majority vote of the Independent Directors and, if necessary, an exemptive order from the SEC. While we expect such entities to serve as a source of venture capital investments for the Fund, such entities might not include the Fund as a co-investor in their more attractive investments, if at all. In any case, we anticipate that any co-investments with our related entities will be made on substantially the same terms and conditions. We may apply for exemptive relief from the SEC to allow the Fund to co-invest with its affiliates.

               DESCRIPTION OF LIMITED LIABILITY COMPANY INTERESTS


      The shares offered in this offering are limited liability company interests in the Fund, and they are currently the only outstanding securities of the Fund. The shares will be priced weekly based on the net asset value of the Fund, as determined in accordance with the procedures set forth above under "Portfolio Valuation". We will make distributions to holders of such shares as set forth above under "Distributions". Certain other properties of the shares offered in this offering are set forth below.


      VOTING RIGHTS. The holders of the shares offered hereby cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, such holders may vote on or approve certain Fund matters. Each limited liability company interest entitles its holder to one vote. Upon notification to the Investment Manager, holders of such shares, at their own expense, may obtain a list of the names and addresses (if known) of all the holders of Fund shares for a purpose reasonably related to such holder's interest as a holder of limited liability company interests of the Fund.

      Subject to the provisions described below, the holders of Fund shares may:

      o approve and elect or disapprove and remove Directors and the Investment Manager,

      o approve or disapprove proposed changes in the nature of the Fund's business so as to cause the Fund to cease to be, or to withdraw its election as, a business development company under the Investment Company Act,

      o approve or disapprove any proposed investment advisory contract or management agreement or disapprove and terminate any such existing contracts; provided, however, that a majority of the Directors also approve such contracts,

      o approve and ratify or disapprove and reject the appointment of the independent accountants of the Fund; provided, however, that a majority of the Directors also approve or reject such appointment,

      o approve or disapprove the appointment of any successor Investment Manager, and

      o approve any other material matters related to the business of the Fund that the Investment Company Act requires to be approved by its investors so long as the Fund is a business development company subject to the provisions of the Investment Company Act, provided, however, that, prior to the exercise of any such right of approval, the Directors amend the Operating Agreement to reflect such additional voting right.

            Notwithstanding any other provisions of the Operating Agreement, unless the Fund obtains an opinion of counsel for the Fund (or counsel designated by investors owning an aggregate of at least 50% of the Fund's shares) to the effect that neither the possession of such right nor the exercise thereof will:


      o violate the provisions of the Investment Company Act or the laws of the other jurisdictions in which the Fund is then formed or qualified; or

      o adversely affect the limited liability of the Fund's investors (including the Investment Manager).





      TRANSFERABILITY OF SHARES. Shares generally are not transferable, and may only be transferred with the written consent of the Investment Manager and in accordance with the terms of the Operating Agreement.

      INVESTMENTS. You are not entitled to receive interest on any investment contribution you make to the Fund. In addition, except as otherwise provided in the Operating Agreement and subject to our ability to launch a repurchase offer for our shares, you have no right to withdraw, or to receive any return of, your capital contributions. Unless we make a distribution of securities to all Fund investors, without the consent of all Fund investors no individual investor has the right to receive property other than cash in return for a capital contribution. You will not be required to make any additional capital contributions to the Fund after making your initial investment.

      SHARE REPURCHASES. We may, from time to time after the termination of this offering, offer to repurchase some of the shares of the Fund. The Directors, in the exercise of their fiduciary duty, will consider several factors in determining when and if to make such repurchases, including the amount of cash in the Fund and the success of prior repurchases. Shares will be repurchased at their net asset value as of the commencement of the share repurchase. However, we may apply an "early withdrawal charge" or a "repurchase fee" (not to exceed 2%) in connection with any share repurchase. This fee will be paid for the Fund and will be used solely to cover expenses incurred in the repurchase.


      Prior to launching a repurchase offer, we will provide notice to all holders of Fund interests of the proposed offer. The notice will contain information that shareholders should consider in deciding whether or not to participate in the repurchase offer (including the existence and amount of any fee that may be charged) and detailed instructions on how to tender shares. To the extent we engage in share repurchases, our expense ratios are likely to rise and we may not be able to achieve our objectives as the diminution in the size of the Fund may decrease our investment opportunities.

      LIMITED LIABILITY OF FUND INVESTORS. A Fund investor's liability under the Delaware Limited Liability Act will be limited, subject to certain possible exceptions, to the amount of capital such investor is obligated to contribute to the Fund plus such investor's share of any assets and undistributed profits of the Fund.

      DISSOLUTION AND LIQUIDATION. The Fund will be dissolved on the first to occur of:

      o December 31, 2008 (or such later date to which the Directors extend the Fund up to a limit of two additional two-year terms),

      o     the incapacity of all Directors and the Investment Manager,

      o     the vote of a majority in interest of the Fund's investors,

      o     the withdrawal, retirement, or removal of the Investment Manager,

      o the sale at any one time of all or substantially all the assets of the Fund, or

      o the date on which the Fund is dissolved by operation of law or judicial decree, provided that, upon the occurrence of an event described in the fourth bullet above, the Fund will not dissolve if within 90 days after such event, all Directors agree in writing to continue the business of the Fund and appoint, effective as of such date, a successor Investment Manager.


      Upon dissolution of the Fund, the affairs of the Fund will be wound up and its assets distributed as provided in the Operating Agreement. The Operating Agreement provides, in general, that in the event of dissolution and liquidation, the assets of the Fund will be sold, and the Fund investors will receive the net proceeds in proportion to their share of ownership. Distributions may be made in-kind if a sale would cause an undue loss. Investors may look only to the assets of the Fund, not the assets of the Directors, officers or Investment Manager, for payment on liquidation.


                             THE OPERATING AGREEMENT


      The Operating Agreement governs the relationships, rights, and obligations of the Fund's investors. We have provided the following summary of certain provisions of the Operating Agreement not discussed elsewhere in this prospectus. This summary is not complete and is qualified in its entirety by reference to the Operating Agreement. You should read the entire Operating Agreement (attached as Exhibit A) before signing the Application.

      COVENANTS OF FUND INVESTORS. Article [ ] of the Operating Agreement contains various covenants and agreements that each investor in the Fund must make. The covenants and agreements concern the transfer of shares in the Fund and an agreement by each investor to advise the Fund of a breach of any representations or warranties in the Operating Agreement or the application.


      WITHDRAWAL AND REMOVAL OF THE INVESTMENT MANAGER. The Investment Manager may withdraw from the Fund only if a majority in interest of the Fund's investors has consented to the appointment of a successor investment adviser. A majority in interest of the Fund's investors or a majority of the Directors may remove the Investment Manager. In case of such a removal, or in the event of the incapacity of the Investment Manager, a majority in interest of the Fund's investors may admit another entity to be a successor to the Investment Manager concurrently with such removal or incapacity, as the case may be.

      In the event of the removal of the Investment Manager, the venture capital investments of the Fund will be appraised by two independent appraisers, one chosen by the Investment Manager and one by the Directors. Assuming the Fund receives a favorable exemptive order from the SEC to permit distributions in kind, the Investment Manager will receive securities representing a final incentive fee determined as if all unrealized capital gains or losses were realized.


      INDEMNIFICATION AND LIMITATION OF LIABILITY OF THE INVESTMENT MANAGER AND THE DIRECTORS BY THE FUND. The Fund's Operating Agreement and the Investment Advisory Agreement between the Fund and the Investment Manager provide for indemnification by the Fund for losses incurred by the Investment Manager, the Fund's Directors and certain of the officers, employees and affiliates.


      The federal and state securities laws impose liabilities, under certain circumstances, on persons who act in good faith. Nothing in the Operating Agreement should be construed to relieve the Investment Manager or its affiliates of such liabilities. Investors should closely review the indemnification provisions in the Operating Agreement.

      AMENDMENTS TO THE OPERATING AGREEMENT. The Investment Manager, as managing the affairs of the Fund, may amend the Operating Agreement under certain circumstances without the consent of the Fund's investors, subject to authorization by the Directors.


      OTHER PROVISIONS OF THE OPERATING AGREEMENT. Each investor in the Fund must give the Investment Manager a personal power of attorney to execute documents on such investor's behalf, including the Operating Agreement and amendments thereto. The books and records of the Fund must be kept in accordance with generally accepted accounting practices and principles. Such books and records must be made available, upon request by a Fund investor, for review for any purpose reasonably related to such investor's investment, including without limitation any suit or other action by such investor against the Fund. However, the Investment Manager, to the extent permitted under applicable law, may in its sole discretion elect not to provide a list of Fund investors if in its opinion provision of such a list for a commercial purpose might jeopardize the Fund's status for tax purposes.


                                 TAX INFORMATION


      The following discussion summarizes the significant federal income tax considerations in connection with an investment in the Fund by individuals who are United States citizens or resident aliens. It is not feasible to comment on all of the federal, state, and local income tax consequences resulting from the organization of the Fund and the conduct of its contemplated operations. THESE TAX CONSEQUENCES CAN VARY SIGNIFICANTLY WITH THE PARTICULAR SITUATION OF EACH INVESTOR. MOREOVER, THE RELEVANT TAX PROVISIONS ARE COMPLEX AND SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE INCOME AND OTHER TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE FUND.

      This discussion was reviewed by Morgan, Lewis & Bockius LLP (Morgan Lewis), counsel for the Fund. Morgan Lewis believes that the discussion addresses the significant federal income tax aspects of an investment in the Fund. However, Morgan Lewis expresses no opinion regarding the outcome of specific issues, except where opinions are expressly stated. This discussion is based on the relevant provisions of the Internal Revenue Code of 1986 and on the applicable Treasury regulations thereunder (including proposed regulations), administrative rulings and procedures, and judicial decisions. New legislation or regulations could affect Fund investors adversely. In the future, the IRS may not agree with the interpretation of the current federal income tax laws and regulations summarized below.

      We intend to elect regulated investment company tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended, when we are able to satisfy the applicable diversification requirements. Until that time, we will elect to be treated as a C corporation for federal income tax purposes. We expect to be able to satisfy the regulated investment company diversification requirements within 12 months after we begin to receive contributions from investors. For any period of time that we are treated as a C corporation for federal income tax purposes, we would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. At the time our tax status changes from that of a C corporation to that of a regulated investment company, we will be treated, for purposes of computing a tax on the C corporation"s net built-in gains, as if we had sold all of our assets at their respective fair market values on the last day of our C corporation taxable year and immediately liquidated. As an alternative to this deemed sale and liquidation treatment, we may make an irrevocable election to become subject to the rules under section 1374 of the Code and the regulations thereunder. Under these rules, we would be subject to corporate-level taxation on the net built-in gain recognized during a 10-year period on assets held by us on the last day of our last taxable year as a C corporation.

      If, for any taxable year, we qualify as a regulated investment company and distribute to stockholders at least 90% of our "investment company taxable" income as defined in the Code, we will not be subject to federal income tax on the portion of that taxable income and gains we distribute to stockholders for that year. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and undistributed net capital gain. In addition, if we distribute in a timely manner the sum of at least (i) 98% of our ordinary income for each calendar year, and (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year plus, (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. We will be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

      If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or certain "qualified variable rates") or that is not payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by us, and we may be required to make distributions to continue to qualify for treatment as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In that event, we might be required to sell temporary investments or other assets to meet the distribution requirement.

      For any period during which we qualify for treatment as a regulated investment company for federal income tax purposes, distributions to stockholders attributable to our ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains (designated by us as capital gain dividends) will be taxable to each stockholder as long-term capital gains regardless of the stockholder's holding period for his or her common stock. Corporate stockholders generally will be eligible for the 70% dividends-received deduction with respect to ordinary income (but not capital gain) dividends to the extent of the dividends we received from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12 month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

      To the extent that we retain any net long-term capital gains, we may designate them as "deemed distributions" and pay tax thereon for the benefit of our stockholders. In that event, each stockholder will report his or her share of the retained long-term capital gains on his or her individual tax returns as if that share had been received and will be entitled to a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax then will be added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the rate payable by individuals on those gains generally would be at the rate of 20%, the amount of credit that individual stockholders may take is expected to exceed the amount of tax they would be required to pay on capital gains. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

      Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a domestic corporation acquired on original issue (directly or through an underwriter) from the issuing corporation, which must (i) at all times up to the date of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder's holding period for the stock be actively engaged in the conduct of a "qualified trade or business." If we acquire qualified small business stock, hold that stock for at least five years and dispose of that stock at a profit, a stockholder who held business shares of our Common Stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of that stock would be entitled to exclude from taxable income 50% of that stockholder's share of such gain. 42% (28% for stock the holding period for which begins after December 31, 2000) of any amount so excluded would be treated as a tax preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock "rollover" provisions of Section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

      A stockholder may recognize taxable gain or loss if the stockholder sells or exchange shares of our common stock. Any gain or loss from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset and will be treated as long-term capital gain or loss if the stockholder has held the common stock for more than one year. Once the Fund qualifies for treatment under Subchapter M of the Internal Revenue Code, any capital loss from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends (or undistributed capital gains) received with respect to those shares of common stock.

      We may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to certain non-corporate stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

      Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Fund.

      Unless an exception applies, we will mail or e-mail to each stockholder, as promptly as possible after the end of each taxable year, a notice detailing, on a per distribution basis, the amounts includible in the stockholder's taxable income for that year as ordinary income, as net realized capital gains (if applicable) and as "deemed" distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Under our Dividend Reinvestment Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and the amount thereof should be included in your income to the extent the constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares acquired through the Plan.

      The use of hedging strategies, such as purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses we realize in connection therewith. Gains from options we derive with respect to our business of investing in securities will be treated as qualifying income under the 90%-of-gross-income requirement outlined above.

      Certain listed nonequity options (such as those on a securities index) in which we may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts we hold at the end of our taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax on certain undistributed income and gains mentioned above. These rules may operate to increase the amount that we must distribute (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to stockholders as ordinary income, and to increase the net capital gain we recognize, without in either case increasing the cash available to us. We may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by us in accordance with the regulations under the Code, at least one (but not all) of the positions of which are section 1256 contracts).

      Code section 1092 (dealing with straddles) also may affect the taxation of certain options in which we may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the market-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If we make certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions are not entirely clear.

      If a call option we purchased lapses, we will realize short-term or long-term capital loss, depending on our holding period for the security subject thereto. If we exercise a purchased call option, the premium we paid for the option will be added to the basis of the subject securities.

      If we have an "appreciated financial position" - generally, an interest (including an interest through an option or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enter into a "constructive sale" of the position, we will be treated as having made an actual sale thereof, with the result that we will recognize gain at that time. A constructive sale generally consists of a short sale or an offsetting notional principal contract entered into by us or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and we hold the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is our risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


TAXATION OF FUND OPERATIONS


      One of the Fund's principal sources of income is expected to be from the sale of equity interests in its portfolio companies. The sale by the Fund of any equity interest purchased from one of its portfolio companies should result in capital gain or loss to the Fund. Long-term capital gains distributed to an individual shareholder of a regulated investment company are currently taxed at a preferential maximum rate of 20%. Net capital gains recognized by entities taxed as a C corporation are taxed at the same rate as ordinary income.




POSSIBLE CHANGES IN FEDERAL INCOME TAX LAWS

      The federal income tax matters discussed herein are based on the laws in effect on the date of this prospectus. However, tax laws are subject to frequent changes. When these changes occur, the adopted statutes, regulations, rulings, and judicial decisions may also be made retroactive. Accordingly, there can be no assurance that future changes in the IRC, Treasury regulations, IRS rulings, or judicial decisions will not adversely affect your investment in the Fund. The content of any future tax legislation is impossible to predict. Therefore, you are urged to consult your own tax advisor regarding the possible tax consequences of future legislation on your investment in the Fund.

STATE TAX LAW CONSIDERATIONS


      In addition to the federal income tax consequences described above, the investors, as well as the Fund itself and the entities in which the Fund invests, may be subject to various state, local and non-U.S. taxes.




                              ERISA CONSIDERATIONS

      The provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA), are extremely complex. Consequently, if you are subject to ERISA you should consult with your own advisors prior to investing in the Fund.

      A fiduciary of a pension, profit-sharing or other employee benefit plan, or an Employee Plan, subject to ERISA should consider fiduciary standards under ERISA in the context of such Employee Plan's particular circumstances before authorizing an investment of all or any portion of such Employee Plan's assets in shares of the Fund. Among other factors, such fiduciary should consider:

      o     whether the investment satisfies the prudence requirements of
            Section 404(a)(1)(B) of ERISA,

      o     whether the investment satisfies the diversification requirements of
            Section 404(a)(1)(C) of ERISA,

      o whether the investment is in accordance with the documents and instruments governing the Employee Plan as required by Section 404(a)(1)(D) of ERISA,

      o whether a prohibited transaction in violation of Section 406 of ERISA or Section 408(e)(2) or 4975 of the IRC will occur and

      o how the definition of the term "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets" affect the proposed investments.

In addition, persons who control the investments of individual retirement accounts (IRAs) should consider the applicable items listed above.

      Neither ERISA nor the IRC defines "plan assets." However, under regulations promulgated by the Department of Labor, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If the assets of the Fund were deemed to be "plan assets" of Employee Plans or IRAs that owned shares,

      o the prudence standards and other provisions of ERISA will extend to investments made by the Fund,

      o the person or persons who have investment discretion over the assets of Employee Plans that invest in the Fund will be liable under ERISA for investments made by the Fund that do not conform to such ERISA standards, and

      o certain transactions that the Fund might enter into in the future in the ordinary course of its business and operation might constitute prohibited transactions of an Employee Plan or IRA under ERISA and the IRC. A prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of Employee Plans or IRAs, may also result in the imposition of an excise tax under the IRC upon the disqualified person participating in the prohibited transaction, or result in disqualification of the IRA.

      The Fund's assets would not be considered to be "plan assets" under ERISA and the Department of Labor regulations so long as, inter alia, the Fund's shares are "publicly-offered securities" or the Fund qualifies as a "venture capital operating company" within the meaning of such regulations. Under the regulations, an interest, such as a share, will be considered a "publicly-offered security" if:


      o     such security is widely held, freely transferable, and either:


      o part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 or

      o sold to a plan pursuant to an effective registration statement under the Securities Act of 1933, provided that such securities sold are thereafter registered under the Securities Exchange Act of 1934 within a specified time period.

      The Investment Manager believes that, under the regulations, Fund shares will be deemed "publicly-offered securities." Moreover, the Investment Manager also expects the Fund to qualify as a "venture capital operating company." Therefore, the Fund's underlying assets should not be deemed to be "plan assets."

                        INVESTMENT COMPANY ACT REGULATION


      The Small Business Investment Incentive Act of 1980 became law on October 21, 1980. This law modified the provisions of the Investment Company Act applicable to an entity, such as the Fund, that elects to be treated as a business development company, or a BDC. The Fund elected to be treated as a "business development company" on June 28, 2000. The Fund may not withdraw its election without first obtaining the approval of a majority in interest of its investors. The following is a brief description of certain provisions of the Investment Company Act. For more details, you should refer to the full text of the Investment Company Act and the rules thereunder.


      A business development company must be operated for the purpose of making investments in certain types of securities as required by the Investment Company Act. Such types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A business development company need not invest in all of the possible types of securities. Business development companies must also make available significant managerial assistance to their portfolio companies.

      An "eligible portfolio company" generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that:

      o does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list,

      o is actively controlled by the relevant business development company either alone or as part of a group acting together and as an affiliate of such business development company is a member of the portfolio company's board of directors, or

      o     meets such other criteria as may be established by the SEC.

Control, under the Investment Company Act, is presumed to exist where a business development company owns 25% of the outstanding voting securities of a portfolio company.

      The Investment Company Act prohibits or restricts business development companies from investing in certain types of companies, such as brokerage firms, insurance companies, and investment banking firms. Moreover, according to the Investment Company Act, a business development company may only acquire "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) if, at the time of the acquisition, less than 70% of the value of its assets consists of qualifying assets. "Qualifying assets" include:

      o securities of companies that were eligible portfolio companies at the time that the business development company acquired their securities,

      o securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies,

      o securities acquired as follow-on investments in companies that were eligible at the time of the business development company's initial acquisition of their securities but are no longer eligible (provided that the business development company has maintained a substantial portion of its initial investment in those companies),

      o securities received in exchange for or distributed on or with respect to any of the foregoing, and

      o cash items, government securities, and high-quality, short-term debt.

      The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, a business development company may purchase securities in order for the securities to be considered qualifying assets.

      A business development company may, under specified conditions, issue a single class of senior debt and a single class of senior equity if its asset coverage ratio is at least 200% after the issuance of such debt or equity. As a result, distributions to Fund investors or the repurchase of any of the Fund's shares will be prohibited if the asset coverage ratio does not exceed 200% at the time of the distribution or repurchase, unless otherwise permitted under the Investment Company Act.

      After this offering, the Fund may sell its shares below the prevailing net asset value per share only with the approval of the holders of a majority of the Fund's voting securities (including a majority of the voting securities held by nonaffiliated persons) at an annual meeting. The Fund may repurchase its shares from time to time, subject to the restrictions of the Operating Agreement and the Investment Company Act. See "Description of Limited Liability Company Interests -- Share Repurchases".

      In accordance with the Investment Company Act, certain transactions involving the Fund and its affiliates (and affiliates of such affiliates) may be consummated only with the prior approval of a majority of the Independent Directors, including a majority of the Independent Directors having no financial interest in the transactions. Certain transactions involving closely affiliated persons of the Fund, including the Investment Manager, will require the prior approval of the SEC. In general, the following people must obtain the prior approval of a majority of the Independent Directors and, in some situations, the prior approval of the SEC, before engaging in certain transactions involving the Fund or any portfolio company controlled by the Fund:

      o any person who owns, controls, or holds with power to vote, more than 5% of its outstanding shares,

      o any director, executive officer, or general partner of that person, and

      o any person who directly or indirectly controls, is controlled by, or is under common control with, that person.

      The Investment Company Act generally does not restrict transactions between a business development company and its portfolio companies.

      In accordance with the Investment Company Act, a majority of the Directors are not "interested persons" as defined in the Investment Company Act.

                         REPORTS, ACCOUNTING, AND AUDIT


      We will furnish to each of you all reports required by applicable laws. You will be asked to consent to receiving these reports and all other communications of the Fund by either having access to such reports on the Fund's web site or by receiving them via electronic mail. We reserve the right to not accept the subscription of any potential investor who does not so consent. Upon receipt of such consent we will furnish you with all communications electronically until you notify us of your desire to rescind that election. Even if you initially consent, you may at any time make an affirmative election not to receive information electronically. In that case, we will deliver, without penalty, by first class mail, only those items required by statute or the Operating Agreement. We will file all such reports with all governmental authorities as required.


                         SELLING MATERIALS AND MARKETING


      We are making this offering only by means of this prospectus and any advertisements distributed by the Fund that comply with applicable securities laws. We will only distribute to you selling materials that indicate that they are being distributed by the Fund or the Broker-Dealer. Use of any materials will be conditioned, if required, on filing with and clearance by appropriate regulatory authorities. Such clearance does not mean that any such regulatory authority has passed on the merits of this offering or the accuracy or adequacy of the selling materials.


      The Broker-Dealer expects to use various means to market and promote the Fund. Such means may include direct mail, telemarketing, banner advertisements and various media channels. We will reimburse the Broker-Dealer and its affiliates for their marketing and promotional expenses, which we estimate to be 6% of the aggregate offering price, assuming the offering is fully subscribed. NASD rules cap our reimbursement for marketing and distribution expenses at 10% of the actual proceeds of the offering.


                                  LEGAL MATTERS

      Morgan, Lewis & Bockius LLP, which has been retained as counsel to the Fund, has passed upon certain legal matters relating to the shares offered hereby. None of the Fund, the Investment Manager or the Broker-Dealer is subject to any material pending legal proceedings.

                               ACCOUNTING MATTERS

      The Fund has retained Deloitte & Touche LLP to audit the Fund and assist in the preparation of quarterly and annual reports. Deloitte & Touche's principal business address is Two World Financial Center, New York, New York 10281.

                       VCVILLAGE.COM OPPORTUNITY FUND LLC
                            PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

      1.    Financial Statements:

            Not Applicable.

      All financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

      2.    Exhibits


            a. Certificate of Formation dated June 13, 2000, as filed with the State of Delaware on June 13, 2000 [previously filed].


            b.    Revised Form of Operating Agreement is filed herewith.

            c.    Not Applicable.

            d.    Not Applicable.

            e.    Not Applicable.

            f.    Not Applicable.


            g. Form of Investment Advisory Agreement with VCVillage.com Advisors, Inc. [previously filed].

            h. Form of Distribution Agreement with VCVillage.com Securities, Inc. [previously filed].


            i.    Not Applicable.

            j.    Custody Agreement [to be filed by amendment].

            k.    Not Applicable.

            l.    Morgan, Lewis & Bockius Opinion [to be filed by amendment].

            m.    Not Applicable.

            n.    Not Applicable.

            o.    Not Applicable.

            p.    Not Applicable.

            q.    Not Applicable.

            r.    Code of Ethics [to be filed by amendment].

Item 25. Marketing Arrangements.

            Not Applicable.

Item 26. Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                                         26,400
Printing                                                                   1,000
Fees and expenses of qualification under state
 securities laws (including fees of counsel)                              15,000
Accounting fees and expenses                                                   0
Legal fees and expenses                                                  100,000
NASD Fees                                                                  5,000
Reimbursement of Broker-Dealer's Expenses                                 24,000
Miscellaneous

Total

Item 27. Persons Controlled by or under Common Control with Registrant.


      Prior to the date of the offering, VCVillage.com Holdings, Inc., a Delaware corporation, may be deemed to control the Registrant. VCVillage.com Advisors, Inc., the Investment Manager, and VCVillage.com Securities, Inc., the broker-dealer and also a Delaware corporation, are wholly-owned subsidiaries of VCVillage.com Holdings, Inc.


Item 28. Number of Holders of Securities.

      Not Applicable.

Item 29. Indemnification.


      Under the Registrant's Operating Agreement neither the Directors nor any of their Affiliates shall be liable, responsible, or accountable in damages or otherwise to the Fund or any Fund investor for any loss or damage incurred by reason of any act performed by or omission of the Directors or such Affiliates in good faith in the furtherance of the interests of the Fund and in a manner reasonably believed by them to be within the scope of the authority granted to the Directors by this Agreement or by the Fund investors, provided that the Directors or such Affiliates were not guilty of wilful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office with respect to such acts or omissions. The Fund, out of its assets and, subject to the Operating Agreement, not out of the assets of the Directors, shall, to the full extent permitted by law, indemnify and hold harmless any Director and any Director Affiliate who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including any action by or in the right of the Fund), by reason of any acts or omissions or alleged acts or omissions arising out of such Person's activities as a Director or as an Affiliate of a Director, if such activities were performed in good faith in furtherance of the interests of the Fund and in a manner reasonably believed by such Person to be within the scope of the authority conferred to the Directors by the Operating Agreement or by the Fund investors against losses, damages, or expenses for which such Person has not otherwise been reimbursed (including attorneys' fees, judgments, fines, and amounts paid in settlements) actually and reasonably incurred by such Person in connection with such action, suit, or proceeding, so long as such Person was not guilty of malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and provided that the satisfaction of any indemnification and any holding harmless shall be from and limited to Fund assets and no investor shall have any personal liability on account thereof.


      Notwithstanding the foregoing, none of the indemnified parties shall be indemnified for any loss or damage incurred by them in connection with any judgment entered in or settlement of any lawsuit for violations of federal or state securities laws by the indemnified parties in connection with the offer or sale of Fund Interests unless: (i) there has been a successful adjudication on the merits as a result of a trial; or (ii) such claim has been dismissed with prejudice on the merits by a court of competent jurisdiction that has been apprised of the SEC's position on indemnification. In addition, a court of competent jurisdiction must approve any such indemnification for securities law violations. The Fund may purchase liability insurance that insures the indemnified parties against any liabilities as to which such parties are
permitted to be indemnified pursuant to the provisions of Section [   ] of the
Operating Agreement. However, the Fund may not incur the cost of that portion of liability insurance which insures the indemnified parties for any liability as to which the indemnified parties are prohibited from being indemnified under
Section [   ] of the Operating Agreement.


      In accordance with Section 17(i) of the Investment Company Act of 1940, no investment adviser to, or principal underwriter for the Fund may be protected against any liability to the Fund or any Fund investor to which he would otherwise be subject by reason of wilful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Advisers.

      [Bios of officers and Directors to be inserted by amendment.]

Item 31. Location of Accounts and Records.

      Records are located at the offices of the Fund: 325 W. 38th Street, Suite 1504, NY, NY 10018

Item 32. Management Service.

      Not Applicable.

Item 33. Undertakings.

      1. Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

      2. Not Applicable.

      3. Not Applicable.

      4. Registrant hereby undertakes:

            a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                  i. to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,

                  ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and


                  iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


            b. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

            c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      5.  Not Applicable.

      6. Not Applicable.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 28th day of June, 2000.

VCVillage.com Opportunity Fund. LLC


/s/ Daniel Bendheim
------------------------------
Name: Daniel Bendheim
Title: President

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Daniel Bendheim                             June 28, 2000
------------------------------                  --------------------------------
Name: Daniel Bendheim                           Date:
Title: President

                                  Exhibit Index


a. Certificate of Formation dated June 13, 2000, as filed with the State of Delaware on June 13, 2000 [previously filed].

b.    Revised Form of Operating Agreement is filed herewith.


c.    Not Applicable.

d.    Not Applicable.

e.    Not Applicable.

f.    Not Applicable.


g. Form of Investment Advisory Agreement with VCVillage.com Advisors, Inc. [previously filed].

h. Form of Distribution Agreement with VCVillage.com Securities Inc. [previously filed].


i.    Not Applicable.

j.    Custody Agreement [to be filed by amendment].

k.    Not Applicable.

l.    Morgan, Lewis & Bockius Opinion [to be filed by amendment].

m.    Not Applicable.

n.    Not Applicable.

o.    Not Applicable.

p.    Not Applicable.

q.    Not Applicable.

r.    Code of Ethics [to be filed by amendment].


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